Exhibit T3C

================================================================================



                            NATIONAL VISION, INC.,
                                   as Issuer,


                                       and


                      STATE STREET BANK AND TRUST COMPANY,
                                   as Trustee




                          -----------------------------




                                    INDENTURE

                        Dated as of ___________ __, 2001



                          -----------------------------




                                 $120,000,000 of


                        12% Senior Secured Notes due 2009


================================================================================

                                            Table of Contents
                                            -----------------

                                                                                                   Page
                                                                                                   ----

                             GRANTING CLAUSES.......................................................1


                             ARTICLE ONE DEFINITIONS AND INCORPORATION BY REFERENCE.................2

SECTION 1.01.        Definitions....................................................................2
                     -----------
SECTION 1.02.        Incorporation by Reference of TIA.............................................22
                     ---------------------------------
SECTION 1.03.        Rules of Construction.........................................................23
                     ---------------------

                             ARTICLE TWO THE NOTES ................................................23

SECTION 2.01.        Form and Dating...............................................................23
                     ---------------
SECTION 2.02.        Execution and Authentication; Aggregate Principal Amount......................24
                                                   ---------------------------
SECTION 2.03.        Registrar and Paying Agent....................................................25
                     --------------------------
SECTION 2.04.        Paying Agent To Hold Assets in Trust..........................................26
                     ------------------------------------
SECTION 2.05.        Holder Lists..................................................................26
                     ------------
SECTION 2.06.        Transfer and Exchange.........................................................26
                     ---------------------
SECTION 2.07.        Replacement Notes.............................................................27
                     -----------------
SECTION 2.08.        Outstanding Notes.............................................................27
                     ----------------
SECTION 2.09.        Treasury Notes................................................................27
                     --------------
SECTION 2.10.        Temporary Notes...............................................................28
                     ---------------
SECTION 2.11.        Cancellation..................................................................28
                     ------------
SECTION 2.12.        Defaulted Interest............................................................28
                     ------------------
SECTION 2.13.        CUSIP Numbers.................................................................29
                     -------------
SECTION 2.14.        Deposit of Monies.............................................................29
                     -----------------

                             ARTICLE THREE REDEMPTION..............................................23

SECTION 3.01.        Notices to Trustee............................................................30
                     ------------------
SECTION 3.02.        Selection of Notes To Be Redeemed.............................................30
                     ---------------------------------
SECTION 3.03.        Optional Redemption...........................................................31
                     -------------------
SECTION 3.04.        Notice of Redemption..........................................................31
                     --------------------
SECTION 3.05.        Effect of Notice of Redemption................................................32
                     ------------------------------
SECTION 3.06.        Mandatory Redemption..........................................................32
                     --------------------
SECTION 3.07.        Deposit of Redemption Price...................................................33
                     ---------------------------
SECTION 3.08.        Notes Redeemed in Part........................................................33
                     ----------------------

                             ARTICLE FOUR COVENANTS................................................34

SECTION 4.01.        Payment of Notes..............................................................34
                     ----------------
SECTION 4.02.        Maintenance of Office or Agency...............................................34
                     -------------------------------

                                                 (i)

                                            Table of Contents
                                            -----------------
                                              (continued)

                                                                                                   Page
                                                                                                   ----


SECTION 4.03.        Corporate Existence...........................................................34
                     -------------------
SECTION 4.04.        Payment of Taxes and Other Claims.............................................34
                     ---------------------------------
SECTION 4.05.        Maintenance of Properties and Insurance.......................................35
                     ---------------------------------------
SECTION 4.06.        Compliance Certificate; Notice of Default.....................................35
                     ------------------------------------------
SECTION 4.07.        Compliance with Laws..........................................................36
                     --------------------
SECTION 4.08.        Reports to Holders............................................................36
                     ------------------
SECTION 4.09.        Waiver of Stay, Extension or Usury Laws.......................................37
                     ----------------------------------------
SECTION 4.10.        Limitation on Restricted Payments.............................................37
                     ---------------------------------
SECTION 4.11.        Limitations on Transactions with Affiliates...................................38
                     --------------------------------------------
SECTION 4.12.        Limitation on Incurrence of Additional Indebtedness...........................40
                     ---------------------------------------------------

SECTION 4.13.        Limitation on Dividend and Other Payment Restrictions Affecting
                     ----------------------------------------------------------------
                     Subsidiaries..................................................................40
                     ------------
SECTION 4.14.        Change of Control.............................................................41
                     -----------------
SECTION 4.15.        Limitation on Asset Sales.....................................................43
                     -------------------------
SECTION 4.16.        Limitation on Preferred Stock of Restricted Subsidiaries......................43
                     --------------------------------------------------------
SECTION 4.17.        Limitation on Liens...........................................................44
                     -------------------
SECTION 4.18.        INTENTIONALLY OMITTED.........................................................44
SECTION 4.19.        DTC and PORTAL Eligibility....................................................44
                     --------------------------
SECTION 4.20.        Conduct of Business...........................................................44
                     -------------------
SECTION 4.21.        Protection of Security; Acknowledgment of Pledge..............................44
                     ------------------------------------------------

                             ARTICLE FIVE SUCCESSOR CORPORATION....................................46

SECTION 5.01.        Merger, Consolidation and Sale of Assets......................................46
                     -----------------------------------------
SECTION 5.02.        Successor Corporation Substituted.............................................47
                     ---------------------------------

                             ARTICLE SIX REMEDIES..................................................47

SECTION 6.01.        Events of Default.............................................................47
                     -----------------
SECTION 6.02.        Acceleration..................................................................49
                     ------------
SECTION 6.03.        Other Remedies................................................................49
                     --------------
SECTION 6.04.        Waiver of Past Defaults.......................................................49
                     -----------------------
SECTION 6.05.        Control by Majority...........................................................50
                     -------------------
SECTION 6.06.        Limitation on Suits...........................................................50
                     -------------------
SECTION 6.07.        Right of Holders To Receive Payment...........................................51
                     -----------------------------------
SECTION 6.08.        Collection Suit by Trustee....................................................51
                     --------------------------
SECTION 6.09.        Trustee May File Proofs of Claim..............................................51
                     --------------------------------
SECTION 6.10.        Priorities....................................................................51
                     ----------
SECTION 6.11.        Undertaking for Costs.........................................................52
                     ---------------------


                                                 (ii)

                                            Table of Contents
                                            -----------------
                                              (continued)
                                                                                                   Page
                                                                                                   ----


                             ARTICLE SEVEN TRUSTEE.................................................52

SECTION 7.01.        Duties of Trustee.............................................................52
                     -----------------
SECTION 7.02.        Rights of Trustee.............................................................53
                     -----------------
SECTION 7.03.        Individual Rights of Trustee..................................................54
                     ----------------------------
SECTION 7.04.        Trustee's Disclaimer..........................................................55
                     --------------------
SECTION 7.05.        Notice of Default.............................................................55
                     -----------------
SECTION 7.06.        Reports by Trustee to Holders.................................................55
                     -----------------------------
SECTION 7.07.        Compensation and Indemnity....................................................56
                     --------------------------
SECTION 7.08.        Replacement of Trustee........................................................57
                     ----------------------
SECTION 7.09.        Successor Trustee by Merger, Etc..............................................58
                     --------------------------------
SECTION 7.10.        Eligibility; Disqualification.................................................58
                     -----------------------------
SECTION 7.11.        Preferential Collection of Claims Against Company.............................58
                     --------------------------------------------------

                             ARTICLE EIGHT DISCHARGE OF INDENTURE; DEFEASANCE......................58

SECTION 8.01.        Termination of Company's Obligations..........................................58
                     ------------------------------------
SECTION 8.02.        Application of Trust Money....................................................61
                     --------------------------
SECTION 8.03.        Repayment to the Company......................................................61
                     ------------------------
SECTION 8.04.        Reinstatement.................................................................62
                     -------------
SECTION 8.05.        Release of Security...........................................................62
                     --------------------
SECTION 8.06.        Acknowledgment of Discharge by Trustee........................................62
                     ---------------------------------------

                             ARTICLE NINE MODIFICATION OF THE INDENTURE............................63

SECTION 9.01.        Without Consent of Holders....................................................63
                     --------------------------
SECTION 9.02.        With Consent of Holders.......................................................63
                     -----------------------
SECTION 9.03.        Compliance with TIA...........................................................64
                     -------------------
SECTION 9.04.        Revocation and Effect of Consents.............................................65
                     ---------------------------------
SECTION 9.05.        Notation on or Exchange of Notes..............................................65
                     --------------------------------
SECTION 9.06.        Trustee to Sign Amendments, Etc...............................................65
                     -------------------------------
SECTION 9.07.        Effect on New Credit Facility.................................................66
                     -----------------------------

                             ARTICLE TEN SUBORDINATION OF NOTES....................................66

SECTION 10.01.       Notes Subordinated to New Credit Facility.....................................66
                     -----------------------------------------
SECTION 10.02.       Suspension of Payment When New Credit Facility is in Default..................66
                     ------------------------------------------------------------
SECTION 10.03.       Notes Subordinated to Prior Payment of New Credit Facility on
                     Dissolution, Liquidation or Reorganization of Company.........................68
                     ---------------------------------------------------------
SECTION 10.04.       Payments may be Paid Prior to Dissolution.....................................69
                     -----------------------------------------


                                            Table of Contents
                                            -----------------
                                              (continued)
                                                                                                   Page
                                                                                                   ----


SECTION 10.05.       Holders to be Subrogated to Rights of Lender..................................70
                     --------------------------------------------
SECTION 10.06.       Obligations of the Company Unconditional......................................70
                     ----------------------------------------
SECTION 10.07.       Notice to Trustee.............................................................70
                     -----------------
SECTION 10.08.       Reliance on Judicial Order or Certificate of Liquidating Agent................71
                     --------------------------------------------------------------
SECTION 10.09.       Trustee's Relation to New Credit Facility.....................................71
                     -----------------------------------------
SECTION 10.10.       Subordination of Liens........................................................72
                     ----------------------
SECTION 10.11       Subordination Rights Not Impaired by Acts or Omissions of the
                     --------------------------------------------------------------
                     Company or Holders of the New Credit Facility.................................74
                     ---------------------------------------------
SECTION 10.12.       Noteholders Authorize Trustee to Effectuate Subordination of Notes............75
                     ------------------------------------------------------------------
SECTION 10.13.       This Article Ten Not to Prevent Events of Default.............................76
                     -------------------------------------------------
SECTION 10.14.       Trustee's Compensation Not Prejudiced.........................................76
                     -------------------------------------

                             ARTICLE ELEVEN MISCELLANEOUS..........................................76

SECTION 11.01.       TIA Controls..................................................................76
                     ------------
SECTION 11.02.       Notices.......................................................................76
                     -------
SECTION 11.03.       Communications by Holders with Other Holders..................................77
                     ---------------------------------------------
SECTION 11.04.       Certificate and Opinion as to Conditions Precedent............................77
                     ---------------------------------------------------
SECTION 11.05.       Statements Required in Certificate or Opinion.................................78
                     ---------------------------------------------
SECTION 11.06.       Rules by Trustee, Paying Agent, Registrar.....................................78
                     ------------------------------------------
SECTION 11.07.       Legal Holidays................................................................78
                     --------------
SECTION 11.08.       Governing Law.................................................................79
                     -------------
SECTION 11.09.       No Adverse Interpretation of Other Agreements.................................79
                     ----------------------------------------------
SECTION 11.10.       No Personal Liability.........................................................79
                     ---------------------
SECTION 11.11.       Successors....................................................................79
                     ----------
SECTION 11.12.       Duplicate Originals...........................................................79
                     -------------------
SECTION 11.13.       Severability..................................................................79
                     ------------
SECTION 11.14.       Independence of Covenants.....................................................79
                     -------------------------
Exhibit A    -       Form of Initial Note.........................................................A-1

Note:    This Table of Contents shall not, for any purpose, be deemed to be part of this Indenture

                              CROSS-REFERENCE TABLE


    TIA                                                                             Indenture
Section                                                                               Section
-------                                                                             ----------------
310(a)(1)............................................................................  7.10
      (a)(2).........................................................................  7.10
      (a)(3).........................................................................  N.A.
      (a)(4).........................................................................  N.A.
      (a)(5).........................................................................  7.10
      (b)............................................................................  7.08; 7.10; 11.02
      (c)............................................................................  N.A.
311(a)...............................................................................  7.11
      (b)............................................................................  7.11
      (c)............................................................................  N.A.
312(a)...............................................................................  2.05
      (b)............................................................................  11.03
      (c)............................................................................  11.03
313(a)...............................................................................  7.06
      (b)(1).........................................................................  N.A.
      (b)(2).........................................................................  7.06
      (c)............................................................................  7.06; 11.02
      (d)............................................................................  7.06
314(a)...............................................................................  4.06; 4.08; 11.02
      (b)............................................................................  4.21
      (c)(1).........................................................................  11.04
      (c)(2).........................................................................  11.04
      (c)(3).........................................................................  N.A.
      (d)............................................................................  N.A.
      (e)............................................................................  11.05
      (f)............................................................................  N.A.
315(a)...............................................................................  7.01(b)
      (b)............................................................................  7.05; 11.02
      (c)............................................................................  7.01(a)
      (d)............................................................................  7.01(c)
      (e)............................................................................  6.11
316(a)(last sentence)................................................................  2.09
      (a)(1)(A)......................................................................  6.05
      (a)(1)(B)......................................................................  6.04
      (a)(2).........................................................................  N.A.
      (b)............................................................................  6.07
      (c)............................................................................  9.04
317(a)(1)............................................................................  6.08
      (a)(2).........................................................................  6.09
      (b)............................................................................  2.04
318(a)...............................................................................  11.01
      (c)............................................................................  11.01




N.A.   means Not Applicable.

-----------------

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

         INDENTURE,  dated as of _______ __,  2001,  between   NATIONAL  VISION,
INC. (f/k/a Vista Eyecare, Inc.), a Georgia corporation (the "Company"), and State Street Bank and Trust Company, as Trustee (the "Trustee").

         The Company has duly authorized the creation of an issue of 12% Senior Secured Notes due 2009 and, to provide therefor, the Company has duly authorized the execution and delivery of this Indenture. All things necessary to make the Notes (as defined), when duly issued and executed by the Company and authenticated and delivered hereunder, the valid and binding obligations of the Company and to make this Indenture a valid and binding agreement of the Company, have been done.

         Each party hereto agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 12% Senior Secured Notes due 2009:

                                GRANTING CLAUSES

         The Company hereby Grants to the Trustee as of the date hereof, as trustee for the benefit of the Holders, all of the Company's right, title and interest, subject to the provisions set forth below, whether now owned or hereafter acquired in, to, and under (a) all tangible and intangible assets of the Company; and (b) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (all of the foregoing referenced to in this paragraph being referred to collectively herein as the "Security").

         The Holders of the Notes are entitled to the benefit of Liens on the Security, subject to the priorities, limitations and provisions set forth herein. For as long as all or any portion of the Indebtedness under the New Credit Facility remains outstanding, unpaid or unsatisfied, the Trustee, and by accepting a Note, each Holder, acknowledge and agree that (i) the security interest granted to the Trustee for the benefit of the Holders in the Security shall, irrespective of the time of perfection or creation of any security interests or other Liens in the Security on behalf of the Lender or Trustee, be junior and subordinate to the interests of such Lender and (ii) to refrain from taking any action to foreclose upon, take possession of, liquidate or otherwise proceed against the Security.

         The Grant made in the initial paragraph of the Granting Clause is made in trust (as described above) to secure the payment of principal of and interest on, and any other amounts owing in respect of the Notes, equally and ratably without prejudice, priority or distinction and to secure compliance with the provisions of this Indenture, all as provided in this Indenture; and after satisfaction of such obligations, amounts received as a result of such Grant shall be available without restriction to the Company.

         The Trustee, as trustee on behalf of the Holders, acknowledges such Grant and accepts the trusts under this Indenture in accordance with the provisions of this Indenture.

                                  ARTICLE ONE


                   DEFINITIONS AND INCORPORATION BY REFERENCE
                   ------------------------------------------

         SECTION 1.01   Definitions.
                        -----------

         "10%  Issuees"  means  each  holder  of 10% or more of the  outstanding
          ------------
principal amount of the Notes on the Effective Date.

         "Acquired  Indebtedness"  means  Indebtedness of a Person or any of its
          ----------------------
Subsidiaries existing at the time such Person becomes a Restricted Subsidiary of the Company or at the time it merges or consolidates with the Company or any of its Subsidiaries or is assumed in connection with the acquisition of assets from such Person and in each case not incurred by such Person in connection with, or in anticipation or in contemplation of, such Person becoming a Restricted Subsidiary of the Company or such acquisition, merger or consolidation.

         "Affiliate"  means,  with respect to any  specified  Person,  any other
          ---------
Person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

         "Affiliate Transaction" has the meaning set forth in Section 4.11.
          ---------------------

         "Agent" means any Registrar, Paying Agent or co-Registrar.
          -----

         "Asset  Acquisition"  means (a) an  Investment  by the  Company  or any
          ------------------
Restricted Subsidiary of the Company in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the Company or any Restricted Subsidiary of the Company, or shall be merged with or into the Company or any Restricted Subsidiary of the Company, or (b) the acquisition by the Company or any Restricted Subsidiary of the Company of the assets of any Person (other than a Restricted Subsidiary of the Company) which constitute all or substantially all of the assets of such Person or comprise any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of the Company's or such Restricted Subsidiary's business.

         "Asset Sale" means any direct or indirect sale,  issuance,  conveyance,
          ----------

transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer for value by the Company or any of its Restricted Subsidiaries (including any Sale and Leaseback Transaction) to any Person other than the Company or a Wholly Owned Restricted Subsidiary of the Company of (a) any Capital Stock of any Restricted Subsidiary of the Company; or
(b) any other property or assets of the Company or any Restricted Subsidiary of the Company other than in the ordinary course of business; provided, however, that Asset Sales shall not include (i) a transaction or series of related transactions for which the Company or its Restricted Subsidiaries receive aggregate consideration of less than $750,000, (ii) the sale, lease, conveyance, disposition or other transfer of all or substantially all of the assets of the Company as permitted under Section 5.01, (iii) the sale, lease, conveyance, disposition or other transfer by the Company or any Restricted Subsidiary of assets or property in transactions constituting Investments that are not prohibited under Section 4.10, (iv) leases or subleases to third persons not interfering in any material respect with the business of the Company or any of its Restricted Subsidiaries, (v) the sale, conveyance, disposition, or other transfer of the Capital Stock of ProCare Eye Exam, Inc. or (vi) the creation of any Lien not prohibited by this Indenture.

         "Authenticating Agent" has the meaning set forth in Section 2.02.
          --------------------

         "Bankruptcy  Law" means  Title 11, U.S.  Code or any  similar  Federal,
          ---------------
state or foreign law for the relief of debtors.

         "Board of Directors" means, as to any Person, the board of directors of
          ------------------
such Person or any duly authorized committee thereof.

         "Board  Resolution"  means,  with  respect to any  Person,  a copy of a
          -----------------
resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means any day other than a Saturday, Sunday or any other
          ------------
day on which commercial banking institutions in the City of New York or the city in which the principal corporate trust office of the Trustee is located are required or authorized by law or other governmental action to be closed.

         "Capitalized Lease Obligation" means, as to any Person, the obligations
          ----------------------------
of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

         "Capital  Stock"  means  (i)  with  respect  to any  Person  that  is a
          --------------
corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of Common Stock and Preferred Stock of such Person, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

         "Cash  Equivalents"  means (i) marketable direct obligations issued by,
          -----------------
or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's; (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any U.S. branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $500,000,000 and a Thompson or Keefe Bank Watch Rating of "B" or better; (v) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (iv) above; (vi) in the case of any foreign Restricted Subsidiary,
Investments: (a) in direct obligations of the sovereign nation (or any agency thereof) in which such foreign Restricted Subsidiary is organized or is conducting a substantial amount of business or in obligations fully and unconditionally guaranteed by such sovereign nation (or any agency thereof), (b) of the type and maturity described in clauses (i) through (v) above of foreign obligors, which Investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies or (c) of the type and maturity described in clauses (i) through
(v) above of foreign obligors (or the parents of such obligors), which Investments or obligors (or the parents of such obligors) are not rated as provided in such clauses or in clause (vi)(b) but which are, in the reasonable judgment of the Company, comparable in investment quality to such Investments and obligors (or the parents of such obligors); and (vii) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (i) through (vi) above.

         "Change  of  Control"  means  the  occurrence  of  one or  more  of the
          -------------------
following events after the Effective Date: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a "Group"), together with any Affiliates thereof (whether or not otherwise in compliance with the provisions of this Indenture) other than the creation of a Lien permitted pursuant to this Indenture; (ii) the approval by the holders of Capital Stock of the Company of any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions of this Indenture); (iii) any Person or Group shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Company; or (iv) the replacement of a majority of the Board of Directors of the Company over a two-year period from the directors who constituted the Board of Directors of the Company at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board of Directors of the Company then still in office who either were members of such Board of Directors at the beginning of such period or whose election as a member of such Board of Directors was previously so approved. Notwithstanding anything to the contrary contained in the foregoing, a "Change of Control" shall not be deemed to occur upon the consummation of the merger of the Company with an Affiliate incorporated solely for the purpose of reincorporating the Company in another jurisdiction.

         "Change of Control Offer" has the meaning set forth in Section 4.14.
          -----------------------

         "Change of Control  Payment  Date" has the meaning set forth in Section
          --------------------------------
4.14.

         "Commission" means the U.S. Securities and Exchange Commission.
          ----------

         "Common  Stock" of any Person  means any and all shares,  interests  or
          -------------
other participations in, and other equivalents (however designated and whether voting or non-voting) of such Person's common stock, whether outstanding on the Effective Date or issued after the Effective Date, and includes, without limitation, all series and classes of such common stock.

         "Company" means  National Vision, Inc. (f/k/a Vista  Eyecare,  Inc.), a
          -------
Georgia corporation.

         "Consolidated  EBITDA"  means,  with  respect  to any  Person,  for any
          --------------------
period, the sum (without duplication) of (i) Consolidated Net Income and (ii) to the extent Consolidated Net Income has been reduced thereby, (A) all income taxes of such Person and its Restricted Subsidiaries paid or accrued in accordance with GAAP for such period (other than income taxes attributable to extraordinary, unusual or nonrecurring gains or losses or taxes attributable to sales or dispositions outside the ordinary course of business), (B) Consolidated Interest Expense, (C) Consolidated Non-cash Charges less any non-cash items increasing Consolidated Net Income for such period, all as determined on a consolidated basis for such Person and its Restricted Subsidiaries in accordance with GAAP, and (D) after-tax losses from Asset Sales or abandonments or reserves relating thereto.

         "Consolidated  Fixed Charge Coverage Ratio" means,  with respect to any
          -----------------------------------------
Person, the ratio of Consolidated EBITDA of such Person during the four full fiscal quarters for which financial statements are reasonably available (the "Four Quarter Period") most recently ending on or prior to the date of the transaction giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio (the "Transaction Date") to Consolidated Fixed Charges of such Person for the Four Quarter Period as determined from an Officers' Certificate delivered to the Trustee at the time that such calculation is required to be made. In addition to and without limitation of the foregoing, for purposes of this definition, "Consolidated EBITDA" and "Consolidated Fixed Charges" shall be calculated after giving effect on a pro forma basis for the period of such calculation to (i) the incurrence or repayment of any Indebtedness of such Person or any of its Restricted Subsidiaries (and the application of the proceeds thereof) giving rise to the need to make such calculation and any incurrence or repayment of other Indebtedness (and the application of the proceeds thereof), other than the incurrence or repayment of Indebtedness in the ordinary course of business for working capital purposes pursuant to working capital facilities, occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such incurrence or repayment, as the case may be (and the application of the proceeds thereof), occurred on the first day of the Four Quarter Period and (ii) any asset sales or other dispositions or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Restricted Subsidiaries (including any Person who becomes a Restricted Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Indebtedness and also including any Consolidated EBITDA (including any pro forma expense and cost reductions calculated on a basis consistent with Regulation S-X under the Exchange Act) attributable to the assets which are the subject of the Asset Acquisition or asset sale or other disposition during the Four Quarter Period) occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such asset sale or other disposition or Asset Acquisition (including the incurrence, assumption or liability for any such Acquired Indebtedness) occurred on the first day of the Four Quarter Period. If such Person or any of its Restricted Subsidiaries directly or indirectly guarantees Indebtedness of a third Person, the preceding sentence shall give effect to the incurrence of such guaranteed Indebtedness as if such Person or any Restricted Subsidiary of such Person had directly incurred or otherwise assumed such guaranteed Indebtedness; provided that if such guarantee is limited to a principal amount that is less than the amount of such Indebtedness, such effect shall be limited to the incurrence of such Indebtedness in such limited amount. Furthermore, in calculating "Consolidated Fixed Charges" for purposes of determining the denominator (but not the numerator) of this "Consolidated Fixed Charge Coverage Ratio," (1) interest on outstanding Indebtedness determined on a fluctuating basis as of the Transaction Date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date; (2) if interest on any Indebtedness actually incurred on the Transaction Date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the Transaction Date will be deemed to have been in effect during the Four Quarter Period; and (3) notwithstanding clause (1) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Swap Obligations, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

         "Consolidated  Fixed Charges" means, with respect to any Person for any
          ---------------------------
period, the sum, without duplication, of (i) Consolidated Interest Expense, plus
(ii) the product of (x) the amount of all dividend payments on any series of Preferred Stock of such Person (other than dividends paid in Qualified Capital Stock) paid, accrued or scheduled to be paid or accrued during such period times
(y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated federal, state and local tax rate of such Person, expressed as a decimal.

         "Consolidated  Interest  Expense" means, with respect to any Person for
          -------------------------------
any period, the sum of, without duplication: (i) the aggregate of the interest expense of such Person and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, including without limitation, (a) any amortization of debt discount and amortization or write-off of deferred financing costs, (b) the net costs under Interest Swap Obligations,
(c) all  capitalized  interest  and (d) the  interest  portion  of any  deferred payment obligation; and (ii) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person and its Restricted Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP.

         "Consolidated  Net Income" means,  with respect to any Person,  for any
          ------------------------
period, the aggregate net income (or loss) of such Person and its Restricted Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP; provided that there shall be excluded therefrom (a) after-tax gains from Asset Sales or abandonments or reserves relating thereto, (b) after-tax items classified as extraordinary or nonrecurring gains, (c) the net income of any Person acquired in a "pooling of interests" transaction accrued prior to the date it becomes a Restricted Subsidiary of the referent Person or is merged or consolidated with the referent Person or any Restricted Subsidiary of the referent Person, (d) the net income (but not loss) of any Restricted Subsidiary of the referent Person to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is restricted by a contract, operation of law or otherwise, (e) the net income of any Person, other than a Restricted Subsidiary of the referent Person, except to the extent of cash dividends or distributions paid to the referent Person or to a Wholly Owned Restricted Subsidiary of the referent Person by such Person, (f) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of Consolidated Net Income accrued at any time following the Effective Date, (g) income or loss attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued), and (h) in the case of a successor to the referent Person by consolidation or merger or as a transferee of the referent Person's assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets.

         "Consolidated   Net  Worth"  of  any  Person  means  the   consolidated
          -------------------------
stockholders' equity of such Person, determined on a consolidated basis in accordance with GAAP, less (without duplication) amounts attributable to Disqualified Capital Stock of such Person.

         "Consolidated  Non-cash Charges" means, with respect to any Person, for
          ------------------------------
any period, the aggregate depreciation, amortization and other non-cash expenses of such Person and its Restricted Subsidiaries reducing Consolidated Net Income of such Person and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (excluding any such charge which requires an accrual of or a reserve for cash charges for any future period).

         "Consolidated Tangible Assets" means, with respect to any Person, as of
          ----------------------------
any date of determination, the total assets, less goodwill, deferred financing costs and other intangibles and less accumulated amortization, shown on the most recent balance sheet of such Person, determined on a consolidated basis in accordance with GAAP.

         "Corporate  Trust  Office"  means the office of the Trustee at which at
          ------------------------
any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at Goodwin Square, 225 Asylum Street, 23rd Floor, Hartford, CT 06103, except that with respect to presentation of Notes for payment or for registration of transfer or exchange, such term shall mean any office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

         "Covenant Defeasance" has the meaning set forth in Section 8.01.
          -------------------

         "Currency Agreement" means any foreign exchange contract, currency swap
          ------------------
agreement or other similar agreement or arrangement designed to protect the Company or any Restricted Subsidiary of the Company against fluctuations in currency values.

         "Custodian"  means  any  receiver,   trustee,   assignee,   liquidator,
          ---------
sequestrator or similar official under any Bankruptcy Law.

         "Default"  means an event or condition  the  occurrence of which is, or
          -------
with the lapse of time or the giving of notice or both would be, an Event of Default.

         "Default Interest" has the meaning set forth in Section 2.12.
          ----------------

         "Default  Interest  Payment  Date" has the meaning set forth in Section
          --------------------------------
2.12.

         "Default Notice" has the meaning set forth in Section 10.02.
          --------------

         "Depository"  means The  Depository  Trust  Company,  its  nominees and
          ----------
successors.


         "Disclosure  Statement"  means the  Disclosure  Statement  to Accompany
          --------------------
Joint Plan of Reorganization Under Chapter 11, Title 11, United States Code Filed by Vista Eyecare, Inc. and Certain of its Debtor Subsidiaries and Joint Plan of Reorganization Under Chapter 11, Title 11, United States Code, Filed by Frame-N-Lens Optical, Inc.; Midwest Vision, Inc.; New West Eyeworks, Inc.; and Certain of their Debtor Subsidiaries dated April 13, 2001 of the Company relating to certain matters including the issuance of the Notes.

         "Disqualified  Capital  Stock" means that portion of any Capital  Stock
          ----------------------------
which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof on or prior to the final maturity date of the Notes.

         "Dollars" and "$" means U.S. Legal Tender.
          -------       -

         "EBITDA" means  earnings  before  interest,  taxes,  depreciation,  and
          ------
amortization.

         "Effective Date" means May 31, 2001.
          --------------

         "Enforcement Expenses" means all reasonable costs and expenses incurred
          --------------------
by Lender in connection with its enforcement of any rights or remedies under the New Credit Facility, the documentation of any workout, restructuring or forbearance arrangement with respect to the New Credit Facility, the collection of any indebtedness under the New Credit Facility or the protection of, or realization upon, any security under the New Credit Facility after the occurrence and during the continuance of a default or event of default under the New Credit Facility including, by way of example, attorney's fees, court costs, appraisal and consulting fees, auctioneers' fees, rent, storage, insurance premiums, costs of completing work-in-progress or refurbishing Security under the New Credit Facility, advertising costs and shipping expenses, whether or not such amounts are allowed as a claim against the Company in any proceeding under Bankruptcy Law.

         "Equity  Offering"  means  a sale of  Qualified  Capital  Stock  of the
          ----------------
Company other than Indebtedness or Disqualified Capital Stock convertible or exchangeable into Capital Stock of the Company.

         "Event of Default" has the meaning set forth in Section 6.01.
          ----------------

         "Excess Cash Flow" shall have the meaning set forth in Section 3.06.

         "Exchange Act" means the  Securities  Exchange Act of 1934, as amended,
          ------------
or any successor statute or statutes thereto.

         "fair market value" means,  with respect to any asset or property,  the
          -----------------
price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Unless the TIA otherwise requires, fair market value shall be determined by the Board of Directors of the Company acting reasonably and in good faith and shall be evidenced by a Board Resolution of the Board of Directors of the Company delivered to the Trustee.

         "GAAP" means generally accepted accounting  principles set forth in the
          ----
opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, which are in effect as of the Effective Date and consistently applied.

         "Grant" means  mortgage,  pledge,  bargain,  sell,  warrant,  alienate,
          -----
remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of any property hereunder shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder or with respect thereto, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such property and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring suits in equity, action of law, or other judicial or administrative proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "guarantee"  means a guarantee (other than by endorsement of negotiable
          ---------
instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

         "Holder"  means the Person,  in its capacity as a holder of a Note,  in
          ------
whose name a Note is registered on the Registrar's books.

         "incur" has the meaning set forth in Section 4.12.
          -----

         "Indebtedness"  means with respect to any Person,  without duplication,
          ------------
(i) all Obligations of such Person for borrowed money, (ii) all Obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all Capitalized Lease Obligations of such Person, (iv) all Obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all Obligations under any title retention agreement (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business that are not overdue by 90 days or more or are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted), (v) all Obligations for the reimbursement of any obligor on any letter of credit (other than a letter of credit relating to a trade account payable that is not considered Indebtedness pursuant to clause (iv) above), banker's acceptance or similar credit transaction, (vi) guarantees and other contingent obligations in respect of Indebtedness referred to in clauses (i) through (v) above and clause (viii) below, (vii) all Obligations of any other Person of the type referred to in clauses (i) through
(vi) which are secured by any lien on any property or asset of such Person, the amount of such Obligation being deemed to be the lesser of the fair market value of such property or asset or the amount of the Obligation so secured, (viii) all net Obligations of such Person under currency agreements and interest swap agreements, (ix) all Disqualified Capital Stock issued by such Person with the amount of Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any. For purposes hereof, the "maximum fixed repurchase price" of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such

Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value shall be determined reasonably and in good faith by the Board of Directors of the issuer of such Disqualified Capital Stock.

         "Indenture" means this Indenture,  as amended or supplemented from time
          ---------
to time in accordance with the terms hereof.

         "interest"  when used with  respect to any Note means the amount of all
          --------
interest accruing on such Note, including any applicable Default Interest pursuant to Section 2.12.

         "Interest  Payment Date" means the stated maturity of an installment of
          ----------------------
interest on the Notes.

         "Interest  Swap  Obligations"  means,  with respect to any Person,  the
          ---------------------------
Obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

         "Internal  Revenue  Code" means the Internal  Revenue Code of 1986,  as
          -----------------------
amended to the date hereof and from time to time hereafter.

         "Investment"  by any Person in any other Person means,  with respect to
          ----------
any Person, any direct or indirect loan or other extension of credit (including, without limitation, a guarantee) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, such other Person. "Investment" shall exclude extensions of trade credit by the Company and its Restricted Subsidiaries on commercially reasonable terms in accordance with normal trade practices of the Company or such Restricted Subsidiary, as the case may be. For the purposes of Section 4.10, (i) "Investment" shall include and be valued at the fair market value of the net assets of any Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary and shall exclude the fair market value of the net assets of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary and (ii) the amount of any Investment shall be the original cost of such Investment plus the cost of all additional Investments by the Company or any of its Restricted Subsidiaries, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment, reduced by the payment of dividends or distributions in connection with such Investment or any other amounts received in respect of such Investment; provided that no such payment of dividends or distributions or receipt of any such other amounts shall reduce the amount of any Investment if such payment of dividends or distributions or receipt of any such amounts would be included in Consolidated Net Income. If the Company or any Restricted Subsidiary of the Company sells or otherwise disposes of any

Common Stock of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition, the Company no longer owns, directly or indirectly, greater than 50% of the outstanding Common Stock of such Restricted Subsidiary, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Common Stock of such Restricted Subsidiary not sold or disposed of.

         "Issuance" means the issuance of the Notes on the Effective Date.
          --------

         "Legal Defeasance" has the meaning set forth in Section 8.01.
          ----------------

         "Legal Holiday" has the meaning set forth in Section 11.07.
          -------------

         "Lender" means the lender under the New Credit Facility.
          ------

         "Lien"  means  any lien,  mortgage,  deed of  trust,  pledge,  security
          ----
interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

          "Managed Care Entity" means (i) NVAL VisionCare Systems of California,
           -------------------
Inc., ProCare Eye Exam, Inc. and NVAL VisionCare Systems of North Carolina, Inc. and (ii) any other Subsidiary of the Company whose financial condition or activities are regulated under the laws of any state in connection with the provision of health or vision care products or services (or related administrative services) and shall include, without limitation, a health maintenance organization (whether single or multi service), third party administrator, or any entity similar to any of the foregoing.

         "Maturity Date" means March 30, 2009.
          -------------

         "Moody's" means Moody's Investors Service, Inc. and its successors.
          -------

         "Net Cash Proceeds" means, with respect to any Asset Sale, the proceeds
          -----------------
in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (other than the portion of any such deferred payment constituting interest) received by the Company or any of its Restricted Subsidiaries from such Asset Sale net of (a) reasonable out-of-pocket expenses and fees relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees and sales commissions), (b) taxes paid or payable after taking into account any reduction in consolidated tax liability due to available tax credits or deductions and any tax sharing arrangements, (c) repayment of Indebtedness that is required to be repaid in connection with such Asset Sale and (d) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale.

         "New Credit Facility" means the Loan and Security Agreement dated as of
          -------------------
May 30, 2001, between the Company and Fleet Capital Corporation, together with the related documents thereto (including, without limitation, any security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder in excess of the amount that would be permitted at any time pursuant to subsection (ii) of the definition of Permitted Indebtedness in Section 1.01 (provided that such increase in borrowings is permitted by Section 4.12) or adding Restricted Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders. Indebtedness under the New Credit Facility shall be deemed to include (i) all loans at any time made, and all of the indebtedness, liabilities and obligations at any time incurred by the Company or its Restricted Subsidiaries or otherwise existing, under the New Credit Facility, (ii) any and all loans made or other credit extended by the Lender to the Company or its Restricted Subsidiaries during the pendency of any proceeding under Bankruptcy Law, (iii) all interest at any time accrued with respect to any of the foregoing (including any interest that accrues during the pendency of any proceeding under Bankruptcy Law, whether or not the Lender is authorized under Bankruptcy Law to collect such interest from the Company or any Restricted Subsidiary) and (iv) all Enforcement Expenses for which the Company or its Restricted Subsidiaries is at any time obligated to pay to the Lender under any agreement or applicable law (whether or not the Lender is authorized under Bankruptcy Law to collect such Enforcement Expenses from the Company or its Restricted Subsidiaries).


         "Non-Payment Default" has the meaning set forth in Section 10.02.
          -------------------

         "Notes"  means the 12% Senior  Secured  Notes due 2009 of the  Company,
          -----
issued on the Effective Date, as amended or supplemented from time to time in accordance with the terms of this Indenture, that are issued pursuant to this Indenture.

         "Obligations" means all obligations for principal, interest, penalties,
          -----------
fees, indemnification, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

         "Officer" means, with respect to any Person,  the Chairman of the Board
          -------
of Directors, any Vice Chairman of the Board of Directors, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Controller, or the Secretary of such Person, or any other officer designated by the Board of Directors serving in a similar capacity.

         "Officers'   Certificate"   means,   with  respect  to  any  Person,  a
          -----------------------
certificate signed by the Chief Executive Officer, the President or any Vice President and the Chief Financial Officer or any Treasurer of such Person that shall comply with applicable provisions of this Indenture.

         "Opinion of Counsel"  means a written  opinion,  in form and  substance
          ------------------
reasonably acceptable to the Trustee, from legal counsel who is reasonably acceptable to the Trustee complying with the requirements of Sections 11.04 and 11.05, as they relate to the giving of an Opinion of Counsel, and delivered to the Trustee.

         "Paying Agent" has the meaning set forth in Section 2.03.
          ------------

         "Payment Blockage Period" has the meaning set forth in Section 10.02.
          -----------------------

         "Payment Default" has the meaning set forth in Section 10.02.
          ---------------

         "Permitted  Indebtedness"  means,  without  duplication,  each  of  the
          -----------------------
following:

         (i) Indebtedness under the Notes issued in the Issuance and this Indenture not to exceed $120,000,000 in aggregate principal amount;

         (ii) Indebtedness incurred by the Company and its Restricted Subsidiaries pursuant to or in connection with the New Credit Facility in an amount at any time outstanding not to esceed the sum of (a) an aggregate principal amount at any time outstanding not to exceed the greater of (x) $15,000,000 and (y) the sum, at such time, of (I) 85% of the consolidated book value of accounts receivable of the Company and its Restricted Subsidiaries and (II) 60% of the consolidated book value of inventory of the Company and its Restricted Subsidiaries, plus (b) accrued interest in respect of the New Credit Facility and fees at any time owing to Lender, in each case as and to the extent provided under the New Credit Facility; plus
    (c) Enforcement Expenses;

         (iii) other Indebtedness of the Company and its Restricted Subsidiaries outstanding on the Effective Date reduced by the amount of any scheduled amortization payments or mandatory prepayments, when actually paid (except to the extent paid from the proceeds of Refinancing Indebtedness);

         (iv) Interest Swap Obligations of the Company covering Indebtedness of the Company or any of its Restricted Subsidiaries and Interest Swap
    Obligations of any Restricted Subsidiary of the Company covering Indebtedness of such Restricted Subsidiary; provided, however, that such Interest Swap Obligations are entered into to protect the Company and its Restricted Subsidiaries from fluctuations in interest rates on Indebtedness incurred in accordance with this Indenture;

        (v) Indebtedness under Currency Agreements; provided that in the case of Currency Agreements which relate to Indebtedness, such Currency Agreements do not increase the Indebtedness of the Company and its Restricted Subsidiaries outstanding other than as a result of fluctuations in foreign currency exchange rates or by reason of fees, indemnities and compensation payable thereunder;

        (vi) Indebtedness of a Wholly Owned Restricted Subsidiary of the Company to the Company or to a Wholly Owned Restricted Subsidiary of the Company for so long as such Indebtedness is held by the Company or a Wholly Owned Restricted Subsidiary of the Company, in each case subject to no Lien other than Liens permitted under this Indenture; provided that if as of any date any Person other than the Company or a Wholly Owned Restricted Subsidiary of the Company owns or holds any such Indebtedness or holds a Lien in respect of such Indebtedness other than a Lien permitted under this Indenture, such date shall be deemed the incurrence of Indebtedness not constituting Permitted Indebtedness by the issuer of such Indebtedness;

         (vii) Indebtedness of the Company to a Wholly Owned Restricted Subsidiary of the Company for so long as such Indebtedness is held by a Wholly Owned Restricted Subsidiary of the Company, in each case subject to no Lien other than a Lien permitted under this Indenture; provided that (a) any Indebtedness of the Company to any Wholly Owned Restricted Subsidiary of the Company is unsecured and subordinated, pursuant to a written agreement, to the Company's obligations under this Indenture and the Notes (including any Indebtedness that is pari passu with this Indenture and the Notes) and
    (b) if as of any date any Person other than a Wholly Owned Restricted Subsidiary of the Company owns or holds any such Indebtedness or any Person holds a Lien in respect of such Indebtedness other than a Lien permitted under this Indenture, such date shall be deemed the incurrence of Indebtedness not constituting Permitted Indebtedness by the Company;

         (viii) Indebtedness arising from the honoring by a bank or other financial institution of a daylight overdraft or Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within two business days of incurrence;

         (ix) Indebtedness of the Company or any of its Restricted Subsidiaries represented by reimbursement obligations in respect of letters of credit for the account of the Company or such Restricted Subsidiary, as the case may be, which letters of credit were issued in order to provide security for workers' compensation claims, payment obligations in connection with self-insurance or similar requirements in the ordinary course of business;

         (x) Indebtedness in respect of trade letters of credit, standby letters of credit or performance, surety or appeal bonds, in each case incurred in the ordinary course of business and securing obligations not constituting Indebtedness;

          (xi) Indebtedness represented by Capitalized Lease Obligations and Purchase Money Indebtedness of the Company and its Restricted Subsidiaries not to exceed the greater of (i) $2,500,000 and (ii) 5% of Consolidated Tangible Assets of the Company and its Restricted Subsidiaries at any one time outstanding;

         (xii) Refinancing Indebtedness; and

         (xiii) additional Indebtedness of the Company and its Restricted Subsidiaries in an aggregate principal amount not to exceed $[2,500,000] at any one time outstanding (which amount may, but need not, be incurred in whole or in part under the New Credit Facility).

         "Permitted  Investments"  means (i)  Investments  by the Company or any
          ----------------------

Restricted Subsidiary of the Company in any Person that is or will become immediately after such Investment a Wholly Owned Restricted Subsidiary of the Company or that will merge or consolidate into the Company or a Wholly Owned Restricted Subsidiary of the Company, (ii) Investments in the Company by any Restricted Subsidiary of the Company; provided that any Indebtedness evidencing such Investment is unsecured and subordinated, pursuant to a written agreement, to the Company's obligations under the Notes and this Indenture; (iii) investments in cash and Cash Equivalents; (iv) loans and advances to employees and officers of the Company and its Restricted Subsidiaries in the ordinary course of business for bona fide business purposes not in excess of $500,000 at any one time outstanding; (v) Currency Agreements and Interest Swap Obligations entered into in the ordinary course of the Company's or its Restricted Subsidiaries' businesses and otherwise in compliance with this Indenture; (vi) additional Investments not to exceed $500,000 at any one time outstanding; (vii) Investments in securities of trade creditors or customers received pursuant to any workout, compromise, plan of reorganization or similar arrangement upon the bankruptcy or insolvency or financial distress of such trade creditors or customers; (viii) Investments made by the Company or its Restricted Subsidiaries as a result of consideration received in connection with an Asset Sale made in compliance with Section 4.15; and (ix) Investments by the Company or its Restricted Subsidiaries in joint ventures in an aggregate amount not in excess of $1,000,000 at any time outstanding.

         "Permitted Liens" means the following types of Liens:

         (i) Liens for taxes, assessments or governmental charges or claims either (a) not delinquent or (b) contested in good faith by appropriate action and as to which the Company or its Restricted Subsidiaries shall have set aside on its books such reserves, if any, as may be required pursuant to GAAP;

         (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof;

         (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), including any Lien securing letters of credit issued in connection with any of the foregoing;

          (iv) judgment Liens not giving rise to an Event of Default;

          (v) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries;

          (vi) any interest or title of a lessor under any Capitalized Lease Obligation; provided that such Liens do not extend to any property or asset which is not leased property subject to such Capitalized Lease Obligation;

          (vii) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

          (viii) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

          (ix) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of the Company or any of its Restricted Subsidiaries, including rights of offset and set-off;

          (x) Liens securing Interest Swap Obligations which Interest Swap Obligations relate to Indebtedness that is otherwise permitted under this Indenture;

          (xi) Liens securing Purchase Money Indebtedness permitted pursuant to clause (xi) of the definition of "Permitted Indebtedness"; provided, however, that (A) the Indebtedness shall not exceed the cost of such property or assets and shall not be secured by any property or assets of the Company or any Restricted Subsidiary of the Company other than the property and assets so acquired or constructed and (B) the Lien securing such Indebtedness shall be created within 180 days of such acquisition or construction or, in the case of a refinancing of any Purchase Money Indebtedness, within 180 days of such refinancing;

          (xii) Liens securing obligations under Currency Agreements;

          (xiii) any lease or sublease not interfering in any material respect with the business of the Company and its Subsidiaries;

          (xiv) Liens with respect to obligations that do not in the aggregate exceed $1,500,000 at any one time outstanding;

          (xv) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties in connection with the importation of goods;

          (xvi) Liens on the assets of a Managed Care Entity pursuant to the applicable rules, or regulations of, or undertakings made to, any regulatory entity having jurisdiction and authority over such Managed Care Entity;

          (xvii) Liens arising under customary provisions in joint venture agreements and other similar agreements; and

          (xviii) Liens securing Acquired Indebtedness incurred in accordance with Section 4.12; provided that (A) such Liens secured such Acquired Indebtedness at the time of and prior to the incurrence of such Acquired Indebtedness by the Company or a Restricted Subsidiary of the Company and were not granted in connection with, or in anticipation of, the incurrence of such Acquired Indebtedness by the Company or a Restricted Subsidiary of the Company and (B) such Liens do not extend to or cover any property or assets of the Company or of any of its Restricted Subsidiaries other than the property or assets that secured the Acquired Indebtedness prior to the time such Indebtedness became Acquired Indebtedness of the Company or a Restricted Subsidiary of the Company and are no more favorable to the lienholders than those securing the Acquired Indebtedness prior to the incurrence of such Acquired Indebtedness by the Company or a Restricted Subsidiary of the Company.

         "Person" means an individual, partnership, corporation,  unincorporated
          ------
organization,   limited  liability  company,   trust  or  joint  venture,  or  a
governmental agency or political subdivision thereof.

         "Physical Notes" has the meaning set forth in Section 2.01.
          --------------

         "Plan  of  Liquidation"  means,  with  respect  to any  Person,  a plan
          ---------------------
(including  by  operation  of  law)  that  provides  for,  contemplates  or  the
effectuation   of  which  is  preceded  or   accompanied   by  (whether  or  not
substantially contemporaneously) (a) the sale, lease, conveyance or other disposition of all or substantially all of the assets of such Person otherwise than as an entirety or substantially as an entirety and (b) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and all or substantially all of the remaining assets of such Person to holders of Capital Stock of such Person.

         "Preferred  Stock" of any Person means any Capital Stock of such Person
          ----------------
that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

         "principal"  of  any  Indebtedness  (including  the  Notes)  means  the
          ---------
principal amount of such Indebtedness.

         "pro forma" means,  with respect to any calculation made or required to
          ---------
be made pursuant to the terms of this Indenture, a calculation in accordance with Article 11 of Regulation S-X under the Securities Act, as determined by the Board of Directors of the Company in consultation with its independent public accountants.

         "Purchase Money  Indebtedness" means Indebtedness of the Company or its
          ----------------------------
Restricted Subsidiaries incurred for the purpose of financing all or any part of the purchase price or the cost of installation, construction or improvement of property or equipment.

         "Qualified   Capital  Stock"  means  any  Capital  Stock  that  is  not
          --------------------------
Disqualified Capital Stock.

         "Qualified  Proceeds"  means any of the following or any combination of
          -------------------
the following: (i) cash, (ii) Cash Equivalents, (iii) assets that are used or usable in the business of the Company and its Subsidiaries as existing on the Effective Date or a business reasonably related or complementary thereto and
(iv) Capital Stock of any Person engaged primarily in the business of the Company and its Subsidiaries as existing on the Effective Date or a business reasonably related or complementary thereto if, in connection with the receipt by the Company or any Restricted Subsidiary of the Company of such Capital
Stock: (A) such Person becomes a Restricted Subsidiary; or (B) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into the Company or any Restricted Subsidiary of the Company.

         "Record Date" means the Record Date specified in the Notes.
          -----------

         "Redemption  Date"  when used with  respect  to any Note to be fully or
          ----------------
partially redeemed, means the date fixed for such redemption pursuant to this Indenture and the Notes.

         "redemption  price" when used with  respect to any Note to be redeemed,
          -----------------
means the price fixed for such redemption, including principal, pursuant to this Indenture and the Notes.

         "Reference Date" has the meaning set forth in Section 4.10.
          --------------

         "Refinance"  means,  in respect of any  security  or  Indebtedness,  to
          ---------
refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue a security or Indebtedness in exchange or replacement for, such security or Indebtedness in whole or in part. "Refinanced" and "Refinancing" shall have correlative meanings.

         "Refinancing  Indebtedness" means any Refinancing by the Company or any
          -------------------------
Restricted Subsidiary of the Company of Indebtedness incurred in accordance with
Section  4.12  or  clauses  (i)  and  (iii)  of  the   definition  of  Permitted
Indebtedness, in each case that does not (1) result in an increase in the aggregate principal amount of Indebtedness of such Person as of the date of such proposed Refinancing (plus the amount of any accrued interest required to be paid under the terms of the instrument governing such Indebtedness and plus the amount of reasonable fees and expenses incurred by the Company in connection with such Refinancing) or (2) create Indebtedness with (A) a Weighted Average Life to Maturity that is less than the Weighted Average Life to Maturity of the Indebtedness being Refinanced or (B) a final maturity earlier than the final maturity of the Indebtedness being Refinanced; provided that (x) if such Indebtedness being Refinanced is Indebtedness of the Company only, then such Refinancing Indebtedness shall be Indebtedness solely of the Company, (y) if such Indebtedness being Refinanced is subordinate or junior to the Notes, then such Refinancing Indebtedness shall be subordinate or junior to the Notes at least to the same extent and in the same manner as the Indebtedness being Refinanced, and (z) if the full amount of such Indebtedness incurred is used to make optional redemptions pursuant to Section 3.03, and such Indebtedness is pari passu with or subordinate to the Notes, such Indebtedness may have a Weighted Average Life to Maturity that is less than the Weighted Average Life to Maturity of the Indebtedness being Refinanced.

         "Registrar" has the meaning set forth in Section 2.03.
          ---------

         "Registration Rights Agreement" means the Registration Rights Agreement
          -----------------------------
dated as of the Effective Date among the Company and the 10% Issuees.

         "Restricted Payment" shall have the meaning set forth in Section 4.10.
          ------------------

         "Restricted  Security"  has the  meaning  assigned to such term in Rule
          --------------------
144(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Note constitutes a Restricted Security.

         "Restricted  Subsidiary"  of any Person  means any  Subsidiary  of such
          ----------------------
Person which at the time of determination is not an Unrestricted Subsidiary.

         "Restructuring  Expenses" means restructuring and reorganization costs,
          -----------------------
including professional fees, payments under retention and severance plans and programs, payments to settle claims, including claims of landlords under leases, expenses associated with the disposition or closing of facilities, including retail locations, and any other costs and expenses associated with the plans of reorganization described in the Disclosure Statement, including any amounts placed in any claims reserve.

         "Sale  and  Leaseback   Transaction"   means  any  direct  or  indirect
          ----------------------------------
arrangement with any Person or to which any such Person is a party, providing for the leasing to the Company or a Restricted Subsidiary of any property, whether owned by the Company or any Restricted Subsidiary at the Effective Date or later acquired, which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person or to any other Person from whom funds have been or are to be advanced by such Person on the security of such Property.

         "S&P"  means  Standard & Poor's  Ratings  Services,  a division  of The
          ---
McGraw Hill Companies, Inc., and its successors.

         "Securities Act" means the Securities Act of 1933, as amended,  and the
          --------------
rules and regulations of the Commission promulgated thereunder.

         "Security" has the meaning set forth in the Granting Clause.
          --------

         "Significant  Subsidiary,"  with  respect  to  any  Person,  means  any
          -----------------------
Restricted Subsidiary of such Person that satisfies the criteria for a "Significant Subsidiary" set forth in Rule 1.02(w) of Regulation S-X under the Exchange Act.

         "Subsidiary," with respect to any Person,  means (i) any corporation of
          ----------
which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person or (ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person.

         "Surviving Entity" shall have the meaning set forth in Section 5.01.
          ----------------

         "TIA"   means   the   Trust   Indenture   Act  of   1939   (15   U.S.C.
          ---
Sections 77aaa-77bbbb), as amended, as in effect on the date of this Indenture, except as otherwise provided in Section 9.03.

         "Trust  Officer"  means any  officer  of the  Trustee  assigned  by the
          --------------
Trustee to administer this Indenture, or in the case of a successor trustee, an officer assigned to the department, division or group performing the corporate trust work of such successor and assigned to administer this Indenture.

         "Trustee"  means  the  party  named as such in this  Indenture  until a
          -------
successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

         "UCC" means the Uniform  Commercial  Code, as in effect in New York, as
          ---
amended.

         "Unrestricted  Subsidiary"  of any Person means (i) any  Subsidiary  of
          ------------------------
such Person that at the time of determination shall be or continue to be designated an Unrestricted Subsidiary by the Board of Directors of such Person in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any other Subsidiary of the Company that is not a Subsidiary of the Subsidiary to be so designated; provided that (x) the Company certifies to the Trustee that such designation complies with Section 4.10 and (y) each Subsidiary to be so designated and each of its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of the Company or any of its Restricted Subsidiaries. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary only if (x) immediately after giving effect to such designation, the Company is able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 4.12 and (y) immediately before and immediately after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

         "U.S.   Government   Obligations"  mean  direct   obligations  of,  and
          -------------------------------
obligations guaranteed by, the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

         "U.S. Legal Tender" means such coin or currency of the United States of
          -----------------
America as at the time of payment shall be legal tender for the payment of public and private debts.

         "Weighted  Average  Life  to  Maturity"  means,  when  applied  to  any
          -------------------------------------
Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding aggregate principal amount of such Indebtedness into (b) the sum of the total of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

         "Wholly Owned Restricted Subsidiary" of any Person means any Restricted
          ----------------------------------
Subsidiary of such Person of which all the outstanding voting securities (other than in the case of a foreign Restricted Subsidiary, directors' qualifying shares or an immaterial amount of shares required to be owned by other Persons pursuant to applicable law) are owned by such Person or any Wholly Owned Restricted Subsidiary of such Person.

         "Working  Capital"  means  the  sum  of  accounts  receivable  (net  of
          ----------------
reserves), inventories, and other current assets (exclusive of cash), less the sum of accounts payable and accrued expenses.

         SECTION 1.02  Incorporation by Reference of TIA.
                       ---------------------------------

         Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in, and made a part of, this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Notes.

         "indenture security holder" means a Holder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the Indenture securities means the Company or any other obligor on the Notes.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule and not otherwise defined herein have the meanings assigned to them therein.

         SECTION 1.03   Rules of Construction.
                        ---------------------

         Unless the context otherwise requires:

         (1)  a term has the meaning assigned to it;

         (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP as of any date of determination;

         (3)  "or" is not exclusive;

         (4) words in the singular include the plural, and words in the plural include the singular;

         (5) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

         (6) any reference to a statute, law or regulation means that statute, law or regulation as amended and in effect from time to time and includes any successor statute, law or regulation; PROVIDED, HOWEVER, that any reference to the Bankruptcy Law shall mean the Bankruptcy Law as applicable to the relevant case.

                                   ARTICLE TWO

                                    THE NOTES
                                    ---------

         SECTION 2.01.  Form and Dating.
                         ---------------

         The Notes and the Trustee's certificate of authentication relating thereto shall be substantially in the form of EXHIBIT A. The Notes may have notations, legends or endorsements required by law, stock exchange rule or depository rule or usage.
The Company and the Trustee shall approve the form of the Notes and any notation, legend or endorsement on them. If required, the Notes may bear the appropriate legend regarding any original issue discount for federal income tax purposes. Each Note shall be dated the date of its issuance and shall show the date of its authentication.

         The terms and provisions contained in the Note, annexed hereto as EXHIBIT A, shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         Notes shall be issued in the form of permanent certificated Notes in definitive registered form in substantially the form set forth in EXHIBIT A (the "Physical Notes"). The aggregate principal amount of each Note may from time to time be decreased as a result of prepayments of principal pursuant to Sections
3.03 and 3.06 by adjustments made on the records of the Trustee.

         SECTION 2.02  Execution and Authentication;
                        Aggregate Principal Amount.
                        -----------------------------

         Two Officers, or an Officer and an Assistant Secretary, shall sign, or one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to, the Notes for the Company by manual or facsimile signature.

         If an Officer or Assistant Secretary whose signature is on a Note was an Officer or Assistant Secretary at the time of such execution but no longer holds that office or position at the time the Trustee authenticates the Note, the Note shall nevertheless be valid.

         A Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Note. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

         The Trustee shall authenticate Notes for original issue in the aggregate principal amount not to exceed $120,000,000 upon a written order of the Company in the form of an Officers' Certificate of the Company. Each such written order shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated and such other information as the Trustee may reasonably request. The aggregate principal amount of Notes outstanding at any time may not exceed $120,000,000, except as provided in Sections 2.07 and 2.08.

         In the event that the Company shall issue and the Trustee shall authenticate any Notes issued under this Indenture subsequent to the Effective Date pursuant to the first sentence of the immediately preceding paragraph, the Company shall use its reasonable efforts to obtain the same "CUSIP" number for such Notes as is printed on the Notes outstanding at such time; PROVIDED, HOWEVER, that if any series of Notes issued under this Indenture subsequent to the Effective Date is determined, pursuant to an Opinion of Counsel of the Company in a form satisfactory to the Trustee to be a different class of security than the Notes outstanding at such time for federal income tax purposes, the Company may obtain a "CUSIP" number for such Notes that is different than the "CUSIP" number printed on the Notes then outstanding.

         Notwithstanding the foregoing, all Notes issued under this Indenture shall vote and consent together on all matters (as to which any of such Notes may vote or consent) as one class and no series of Notes will have the right to vote or consent as a separate class on any matter.

         The Trustee may appoint an authenticating agent (the "Authenticating Agent") reasonably acceptable to the Company to authenticate Notes. Unless otherwise provided in the appointment, an Authenticating Agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Authenticating Agent. An Authenticating Agent has the same rights as an Agent to deal with the Company or with any Affiliate of the Company.

         The Notes shall be issuable in fully registered form only, without coupons, in denominations of $1,000 and any integral multiple thereof.

         SECTION 2.03.  Registrar and Paying Agent.
                        --------------------------

         The Company shall maintain an office or agency (which shall be located in the Borough of Manhattan in the City of New York, State of New York) where
(a) Notes may be presented or surrendered for registration of transfer or for exchange ("Registrar"), (b) Notes may be presented or surrendered for payment ("Paying Agent") and (c) notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company hereby initially designates the office of State Street Bank and Trust Company N.A., 61 Broadway, 15th Floor, New York, New York 10006, Attn: Corporate Trust Division, as its office or agency in the Borough of Manhattan, the City of New York. The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company, upon prior written notice to the Trustee, may have one or more co-Registrars and one or more additional paying agents acceptable to the Trustee. The term "Paying Agent" includes any additional Paying Agent. The Company may act as its own Paying Agent, except that for the purposes of payments on the Notes pursuant to Sections 4.14 and 4.15, neither the Company nor any Affiliate of the Company may act as Paying Agent.

         The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which agreement shall incorporate the provisions of the TIA and implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee, in advance, of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with
Section 7.07.

         The Company initially appoints the Trustee as Registrar, Paying Agent and agent for service of demands and notices in connection with the Notes, until such time as the Trustee has resigned or a successor has been appointed. Any of the Registrar, the Paying Agent or any other agent may resign upon 30 days' notice to the Company.

         SECTION 2.04.  Paying Agent To Hold Assets in Trust.
                        ------------------------------------

         The Company shall require each Paying Agent other than the Trustee to agree in writing that, subject to Article Ten, such Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all assets held by the Paying Agent for the payment of principal of or interest on, the Notes (whether such assets have been distributed to it by the Company or any other obligor on the Notes), and the Company and the Paying Agent shall notify the Trustee of any Default by the Company (or any other obligor on the Notes) in making any such payment. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company to the Paying Agent, the Paying Agent shall have no further liability for such assets.

         SECTION 2.05.  Holder Lists.
                        ------------

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders. If the Trustee is not the Registrar, the Company shall furnish or cause the Registrar to furnish to the Trustee five (5) Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing a list as of such date and in such form as the Trustee may require of the names and addresses of the Holders, which list may be conclusively relied upon by the Trustee.

         SECTION 2.06.  Transfer and Exchange.
                        ---------------------

         When Notes are presented to the Registrar or a co-Registrar with a request to register the transfer of such Notes or to exchange such Notes for an equal principal amount of Notes or other authorized denominations, the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met; PROVIDED, HOWEVER, that the Notes presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registration of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Notes. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, fee or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges or transfers pursuant to Sections 2.10, 3.04, 4.14, 4.15 or 9.05, in which event the Company shall be responsible for the payment of such taxes).

         The Registrar or co-Registrar shall not be required to register the transfer of or exchange of any Note (i) during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Notes and ending at the close of business on the day of such mailing, (ii) selected for redemption in whole or in part pursuant to Article Three, except the unredeemed portion of any Note being redeemed in part or (iii) between a Record Date and the next succeeding Interest Payment Date.


         SECTION 2.07.  Replacement Notes.
                        -----------------

         If a mutilated Note is surrendered to the Trustee or if the Holder of a Note claims that the Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Company, such Holder must provide satisfactory evidence of such loss, destruction or taking, and an indemnity bond or other indemnity of reasonable tenor, sufficient in the reasonable judgment of the Company and the Trustee, to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Note is replaced. Every replacement Note shall constitute an obligation of the Company. The Company and the Trustee each may charge such Holder for its expenses in replacing such Note.

         SECTION 2.08.  Outstanding Notes.
                        -----------------

         Notes outstanding at any time are all the Notes that have been authenticated by the Trustee except those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. Subject to the provisions of Section 2.09, a Note does not cease to be outstanding because the Company or any of its Affiliates holds the Note.

         If a Note is replaced pursuant to Section 2.07 (other than a mutilated Note surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a BONA FIDE purchaser. A mutilated Note ceases to be outstanding upon surrender of such Note and replacement thereof pursuant to Section 2.07.

         If on a Redemption Date or the Maturity Date the Paying Agent holds U.S. Legal Tender or U.S. Government Obligations sufficient to pay all of the principal and interest due on the Notes payable on that date and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture, then on and after that date such Notes shall be deemed not to be outstanding and interest on them shall cease to accrue.

         SECTION 2.09.  Treasury Notes.
                        --------------

         In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver, consent or notice, Notes owned by the Company or an Affiliate of the Company shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Trust Officer of the Trustee actually knows are so owned shall be so considered. The Company shall notify the Trustee, in writing, when it or, to its knowledge, any of its Affiliates repurchases or otherwise acquires Notes, of the aggregate principal amount of such Notes so repurchased or otherwise acquired and such other information as the Trustee may request and the Trustee shall be entitled to rely thereon.

         SECTION 2.10.  Temporary Notes.
                        ---------------

         Until definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes upon receipt of a written order of the Company in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of temporary Notes to be authenticated and the date on which the temporary Notes are to be authenticated. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company considers appropriate for temporary Notes and so indicate in the Officers' Certificate. Without unreasonable delay, the Company shall prepare and execute and the Trustee shall authenticate, upon receipt of a written order of the Company pursuant to Section 2.02, definitive Notes in exchange for temporary Notes.

         SECTION 2.11.  Cancellation.
                        ------------

         The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent, and no one else, shall cancel and, at the written direction of the Company, shall dispose, in its customary manner, of all Notes surrendered for transfer, exchange, payment or cancellation. Subject to Section 2.07, the Company may not issue new Notes to replace Notes that it has paid or delivered to the Trustee for cancellation. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Notes unless and until the same are surrendered to the Trustee for cancellation pursuant to this Section 2.11.

         SECTION 2.12.  Defaulted Interest.
                        ------------------

         The Company shall pay interest on overdue principal and on overdue installments of interest (without regard to any applicable grace periods), to the extent lawful, from time to time on demand at the rate then borne by the Notes plus 2%. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months, and, in the case of a partial month, the actual number of days elapsed.

         If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted amounts, plus (to the extent lawful) any interest payable on the defaulted amounts (collectively, "Default Interest"), to the Persons who are Holders on a subsequent special record date, which special record date shall be the fifteenth day next preceding the date fixed by the Company for the payment of Default Interest or the next succeeding Business Day if such date is not a Business Day. The Company shall notify the Trustee in writing of the amount of Default Interest proposed to be paid on each Note and the date of the proposed payment (a "Default Interest Payment Date"), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Default Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Default Interest as provided in this Section; PROVIDED, HOWEVER, that in no event shall the Company deposit monies proposed to be paid in respect of Default Interest later than 11:00 a.m. New York City time of the proposed Default Interest Payment Date. At least 15 days before the subsequent special record date, the Company shall mail (or cause to be mailed) to each Holder, as of a recent date selected by the Company, with a copy to the Trustee, a notice that states the subsequent special record date, the payment date and the amount of Default Interest to be paid. Notwithstanding the foregoing, any Default Interest which is paid prior to the expiration of the 30-day period set forth in Section 6.01(a) shall be paid to Holders as of the regular record date for the Interest Payment Date for which interest has not been paid. Notwithstanding the foregoing, the Company may make payment of any Default Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange.

         SECTION 2.13.  CUSIP Numbers.
                        -------------

         The Company in issuing the Notes may use one or more "CUSIP" numbers, and, if so, the Trustee shall use the CUSIP numbers in notices of redemption or exchange as a convenience to Holders; PROVIDED, HOWEVER, that no representation is hereby deemed to be made by the Trustee as to the correctness or accuracy of the CUSIP number printed in the notice or on the Notes, and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

         SECTION 2.14.  Deposit of Monies.
                        -----------------

         Prior to 11:00 a.m. New York City time on each Interest Payment Date, Maturity Date, Redemption Date and Change of Control Payment Date, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date, Maturity Date, Redemption Date and Change of Control Payment Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, Maturity Date, Redemption Date and Change of Control Payment Date, as the case may be.

                                 ARTICLE THREE

                                   REDEMPTION
                                   ----------

         SECTION 3.01.  Notices to Trustee.
                        ------------------

         If the Company elects to redeem Notes pursuant to Paragraph 5 of the Notes and Section 3.03, it shall notify the Trustee and the Paying Agent in writing of the Redemption Date and the principal amount of the Notes to be redeemed.

         The Company shall give each notice provided for in this Section 3.01 at least 45 but not more than 90 days before the Redemption Date (unless a shorter notice period shall be satisfactory to the Trustee, as evidenced in a writing signed on behalf of the Trustee), together with an Officers' Certificate stating that such redemption shall comply with the conditions contained herein and in the Notes, the Redemption Date, the redemption price and the principal amount of the Notes to be redeemed.

         If the Company is required to make an offer to redeem Notes pursuant to the provisions of Section 4.14 or 4.15 hereof, it shall furnish to the Trustee at least 45 days but not more than 90 days before a Redemption Date (or such shorter period as may be agreed to by the Trustee in writing), an Officers' Certificate setting forth (i) the Section of this Indenture pursuant to which the redemption shall occur, (ii) the Redemption Date, (iii) the principal amount of Notes to be redeemed, (iv) the redemption price and (v) a statement to the effect that (a) the Company or one of its Subsidiaries has effected an Asset Sale and the conditions set forth in Section 4.15 have been satisfied or (b) a Change of Control has occurred and the conditions set forth in Section 4.14 have been satisfied, as applicable.

         SECTION 3.02.  Selection of Notes To Be Redeemed.
                        ---------------------------------

         In the event that less than all of the Notes are to be redeemed at any time, selection of such Notes for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which such Notes are listed or, if such Notes are not then listed on a national securities exchange, on a pro rata basis; provided, however, that no Notes of a principal amount of $1,000 or less shall be redeemed in part; provided, further, that if a partial redemption is made with the proceeds of an Equity Offering, selection of the Notes or portions thereof for redemption shall be made by the Trustee only on a pro rata basis or on as nearly a pro rata basis as is practicable (subject to DTC procedures), unless such method is otherwise prohibited. Notice of redemption shall be mailed by first-class mail at least 30 but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at its registered address. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note. On and after the redemption date, interest will cease to accrue on Notes or portions thereof called for redemption as long as the Company has deposited with the

Paying Agent funds in satisfaction of the applicable redemption price pursuant to this Indenture.

         SECTION 3.03.  Optional Redemption.
                        -------------------

         The Notes will be redeemable after the Effective Date, at the Company's option, in whole at any time or in part from time to time, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to 100% of the principal amount thereof, plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption. If the Company shall consummate an Equity Offering, the proceeds of such offering shall be used to (i) pay (subject to waiver by the Lender) amounts owing under the New Credit Facility and (ii) make principal payments (subject to waiver by the Holders of a majority in aggregate principal amount of the Notes) on the Notes. In order to effect the foregoing redemption with the proceeds of any Equity Offering, the Company shall make such redemption not more than 120 days after the consummation of any such Equity Offering.

         SECTION 3.04.  Notice of Redemption.
                        --------------------

         At least 30 days but not more than 60 days before any Redemption Date, the Company shall mail or cause to be mailed a notice of redemption by first class mail to each Holder of Notes to be redeemed at its registered address, with a copy to the Trustee and any Paying Agent. At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. The Company shall provide such notices of redemption to the Trustee at least ten days before the intended mailing date. In any case, failure to give such notice or any defect in the notice to the holder of any Note shall not affect the validity of the proceeding for the redemption of any other Note.

         Each notice of redemption shall identify (including the CUSIP number) the Notes to be redeemed and shall state:

         (1)  the Redemption Date;

         (2) the redemption price and the amount of accrued interest, if any, to be paid;

         (3)  the name and address of the Paying Agent;

         (4) the subparagraph of the Notes pursuant to which such redemption is being made;

         (5) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price plus accrued interest, if any;

         (6) that, unless the Company defaults in making the redemption payment, interest on Notes or applicable portions thereof called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such

    Notes is to receive payment of the redemption price plus accrued interest as of the Redemption Date, if any, upon surrender to the Paying Agent of the Notes redeemed;

         (7) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the Redemption Date, and upon surrender of such Note, a new Note or Notes in the aggregate principal amount equal to the unredeemed portion thereof will be issued; and

         (8) if fewer than all the Notes are to be redeemed, the identification of the particular Notes (or portion thereof) to be redeemed, as well as the aggregate principal amount of Notes to be redeemed and the aggregate principal amount of Notes to be outstanding after such partial redemption.

         No representation is made as to the accuracy of the CUSIP numbers listed in such notice or printed on the Notes.

         The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the purchase of Notes.

         SECTION 3.05.  Effect of Notice of Redemption.
                        ------------------------------

         Once notice of redemption is mailed in accordance with Section 3.04, such notice of redemption shall be irrevocable and Notes called for redemption become due and payable on the Redemption Date and at the redemption price plus accrued interest as of such date, if any. Upon surrender to the Trustee or Paying Agent, such Notes called for redemption shall be paid at the redemption price plus accrued interest thereon to the Redemption Date, but installments of interest, the maturity of which is on or prior to the Redemption Date, shall be payable to Holders of record at the close of business on the relevant record dates referred to in the Notes. Interest shall accrue on or after the Redemption Date and shall be payable only if the Company defaults in payment of the redemption price.

         SECTION 3.06.  Mandatory Redemption.
                        --------------------


         The Notes shall be redeemed, in whole or in part, on each February 28 and August 31 (each such date, a "Mandatory Redemption Payment Date"), by payment of 100% of Excess Cash Flow in accordance with the provisions of Section
3.07. "Excess Cash Flow" shall mean Consolidated EBITDA for the fiscal six month period expiring on the last day of each December and June, respectively, prior to each Mandatory Redemption Payment Date (such last day, the "Balance Sheet Date", provided, however, that the initial "Balance Sheet Date" shall be designated as December 31, 2001 and the initial Mandatory Redemption Payment Date shall be February 28, 2002), plus (to the extent made, incurred or accrued during such six month period) decreases in Working Capital, but less (to the extent made, incurred or accrued during such six month period), without duplication, (i) the items described in clause (ii) of the definition of "Consolidated EBITDA" (exclusive of depreciation and amortization), (ii)
expenditures on capital assets, (iii) increases in Working Capital, (iv) payments or prepayments of principal and fees or other amounts under the New Credit Facility, (v) any optional redemption amount paid by the Company pursuant to Section 3.03 since the most recent Mandatory Redemption Payment Date, (vi) payments of Restructuring Expenses, and (vii) any payments made pursuant to
Section 4.14; provided, however, that any payment of Excess Cash Flow shall be reduced to the extent necessary so that, after giving effect to such payment, the amount of cash possessed by the Company as of each respective Balance Sheet Date is at least $3,000,000. Cash possessed by the Company is determined on a consolidated basis in accordance with GAAP. The Company shall provide at least five Business Days notice to the Trustee prior to each Mandatory Redemption Payment Date setting forth the amount, if any, of Excess Cash Flow to be distributed. The Trustee may rely on such notice with respect to the amount of such Excess Cash Flow without further inquiry. If the Trustee does not receive such a notice setting forth an amount of Excess Cash Flow to be distributed prior to any Mandatory Redemption Payment Date, it may assume, without further inquiry, that no mandatory redemption pursuant to this Section 3.06 shall be made for such Mandatory Redemption Payment Date. If, after any Mandatory
Redemption Payment Date, it is determined, by audit or otherwise, to record adjustments to the Company's financial statements as of the related Balance Sheet Date (such adjustments, the "Financial Adjustments"), no adjustment shall be made to the related calculation of Excess Cash Flow, but the calculation of Excess Cash Flow next succeeding the recording of such Financial Adjustments shall be adjusted to give effect to such Financial Adjustments, with the effect that the dollar amount resulting from the calculation of Excess Cash Flow related to such Mandatory Redemption Payment Date plus the dollar amount of such succeeding calculation of Excess Cash Flow shall be equal to the aggregate dollar amount which would have been calculated if the applicable Financial Adjustments had been made as of the initial relevant Balance Sheet Date and not as of such succeeding Balance Sheet Date.

         SECTION 3.07.  Deposit of Redemption Price.
                        ---------------------------

         On or before 11:00 a.m. New York City time on the Redemption Date and in accordance with Section 2.14, the Company shall deposit with the Paying Agent U.S. Legal Tender sufficient to pay the redemption price plus accrued interest, if any, of all Notes to be redeemed on that date. The Paying Agent shall promptly return to the Company any U.S. Legal Tender so deposited which is not required for that purpose, except with respect to monies owed as obligations to the Trustee pursuant to Article Seven.

         Unless the Company fails to comply with the preceding paragraph and defaults in the payment of such redemption price plus accrued interest, if any, interest on the Notes to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Notes are presented for payment.


         SECTION 3.08.  Notes Redeemed in Part.
                        ----------------------

         Upon surrender of a Note that is to be redeemed in part, the Trustee shall authenticate for the Holder a new Note or Notes equal in principal amount to the unredeemed portion of the Note surrendered.

                                  ARTICLE FOUR

                                    COVENANTS
                                    ---------

         SECTION 4.01.  Payment of Notes.
                        ----------------

         (a) The Company shall pay the principal of, Default Interest, if any, and interest on the Notes on the dates and in the manner provided in the Notes and in this Indenture.

         (b) An installment of principal of or interest on the Notes shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or any of its Affiliates) holds, prior to 11:00 a.m. New York City time on that date, U.S. Legal Tender designated for and sufficient to pay the installment in full and is not prohibited from paying such money to the Holders pursuant to the terms of this Indenture or the Notes.

         (c) Notwithstanding anything to the contrary contained in this Indenture, the Company may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by the United States of America from principal or interest payments hereunder.

         SECTION 4.02.  Maintenance of Office or Agency.
                        -------------------------------

         The Company shall maintain the office or agency  required under Section
2.03. The Company shall give prior written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 11.02.

         SECTION 4.03.  Corporate Existence.
                        -------------------

         Except as provided in Article Five, the Company shall do or shall cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each of its Restricted Subsidiaries in accordance with the respective organizational documents of the Company and each such Restricted Subsidiary and the rights (charter and statutory) and material franchises of the Company and its Restricted Subsidiaries.

         SECTION 4.04.  Payment of Taxes and Other Claims.
                        ---------------------------------

         The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Company or any of the Subsidiaries or properties of the Company or any of the Subsidiaries and (ii) all material lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien upon the property of the Company or any of the Subsidiaries; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate negotiations or proceedings properly instituted and diligently conducted for which adequate reserves, to the extent required under GAAP, have been taken.


         SECTION 4.05.  Maintenance of Properties
                        and Insurance.
                        -------------

         (a) The Company and each of its Subsidiaries shall cause all material properties owned by or leased to it and used or useful in the conduct of its business to be maintained and kept in normal condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company or such Subsidiary may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or any of its Subsidiaries from discontinuing the use, operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Board of Directors of the Company or of the Board of Directors of the Subsidiary
concerned, or of an officer (or other agent employed by the Company or any of its Subsidiaries) of the Company or such Subsidiary having managerial responsibility for any such property, desirable in the conduct of the business of the Company or any of its Subsidiaries.

         (b) The Company and the Subsidiaries shall cause to be provided insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the good faith judgment of the respective Boards of Directors or other governing body or officer or other agent of the Company or such Subsidiaries, as the case may be, are adequate and appropriate for the conduct of the business of the Company or such Subsidiaries, as the case may be, with reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as shall be customary, in the good faith judgment of the respective Boards of Directors or other governing body or officer or other agent of the Company or such Subsidiary, as the case may be, for companies similarly situated in the industry.

         SECTION 4.06.  Compliance Certificate;
                        Notice of Default.
                        -----------------------

         (a) The Company shall deliver to the Trustee, within 90 days after the end of each of the Company's fiscal years, an Officers' Certificate (signed by the principal executive officer, principal financial officer and/or principal accounting officer) stating that a review of its activities and the activities of its Restricted Subsidiaries during the preceding fiscal year has been made under the supervision of the signing officers with a view to determining whether it has kept, observed, performed and fulfilled its obligations under this Indenture and further stating, as to each such officer signing such certificate, that to the best of such officers' knowledge the Company during such preceding fiscal year has kept, observed, performed and fulfilled each and every such obligation and no Default or Event of Default occurred during such year and at the date of such certificate there is no Default or Event of Default that has occurred and is continuing or, if such signers do know of such Default or Event of Default, the certificate shall describe the Default or Event of Default and its status with particularity. The Officers' Certificate shall also notify the Trustee should the Company elect to change the manner in which it fixes its fiscal year end.

         (b) The annual financial statements delivered pursuant to Section 4.08 shall be accompanied by a written report of the Company's independent certified public accountants (who shall be a firm of established national reputation) stating (A) that their audit examination has included a review of the terms of this Indenture and the form of the Notes as they relate to accounting matters, and (B) whether, in connection with their audit examination, any Default or Event of Default has come to their attention and if such a Default or Event of Default has come to their attention, specifying the nature and period of existence thereof; provided, however, that, without any restriction as to the scope of the audit examination, such independent certified public accountants shall not be liable by reason of any failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of an audit examination conducted in accordance with generally accepted auditing standards.

         (c) So long as any of the Notes are outstanding (i) if any Default or Event of Default has occurred and is continuing or (ii) if any Holder seeks to exercise any remedy hereunder with respect to a claimed Default under this Indenture or the Notes, the Company shall promptly deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission followed by hard copy by registered or certified mail an Officers' Certificate specifying such event, notice or other action promptly of its becoming aware of such occurrence.

         SECTION 4.07.  Compliance with Laws.
                        --------------------

         The Company shall comply, and shall cause each of its Subsidiaries to comply, with all applicable statutes, rules, regulations, orders and restrictions of the United States of America, all states and municipalities thereof and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of their respective businesses and the ownership of their respective properties, except for such noncompliances as could not singly or in the aggregate reasonably be expected to have a material adverse effect on the financial condition, business or results of operations of the Company and its Subsidiaries taken as a whole.

         SECTION 4.08.  Reports to Holders.
                        ------------------

         The Company shall deliver to the Trustee within 15 days after the filing of the same with the Commission, copies of the quarterly and annual reports and of the information, documents and other reports, if any, which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. Notwithstanding that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the Commission, to the extent permitted, and provide the Trustee and Holders with such annual reports and such information, documents and other reports specified in Sections 13 and 15(d) of the Exchange Act. The Company shall also comply with the other provisions of TIA Section 314(a).

         SECTION 4.09.  Waiver of Stay, Extension
                        or Usury Laws.
                        --------------

         The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 4.10.  Limitation on Restricted Payments.
                        ---------------------------------

         The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, (a) declare or pay any dividend or make any distribution (other than dividends or distributions payable in Qualified Capital Stock of the Company) on or in respect of shares of the Company's Capital Stock to holders of such Capital Stock, (b) purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Company or any warrants, rights or options to purchase or acquire shares of any class of such Capital Stock, (c) make any principal payment on, purchase, defease, redeem, prepay, decrease or otherwise acquire or retire for value, prior to any scheduled final maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness of the Company that is subordinate or junior in right of payment to the Notes or (d) make any Investment (other than Permitted Investments) (each of the foregoing actions set forth in clauses (a), (b) (c) and (d) being referred to as a "Restricted Payment"), if at the time of such Restricted Payment or immediately after giving effect thereto, (i) a Default or an Event of Default shall have occurred and be continuing or (ii) the Company is not able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 4.12 or (iii) the aggregate amount of Restricted Payments (including such proposed Restricted Payment) made subsequent to the Effective Date (the amount expended for such purposes, if other than in cash, being the fair market value of such property as determined reasonably and in good faith by the Board of Directors of the Company) shall exceed the sum of: (w) 50% of the cumulative Consolidated Net Income (or if cumulative Consolidated Net Income shall be a loss, minus 100% of such loss) of the Company earned subsequent to the Effective Date and on or prior to the date the Restricted Payment occurs (the "Reference Date") (treating such period as a single accounting period); plus (x) 100% of the aggregate net cash proceeds received by the Company from any Person (other than a Subsidiary of the Company) from the issuance and sale subsequent to the Effective Date and on or prior to the Reference Date of Qualified Capital Stock of the Company; plus (y) without duplication of any amounts included in clause (iii)(x) above, 100% of the aggregate net cash proceeds of any equity contribution received by the Company from a holder of the Company's Capital Stock (excluding, in the case of clauses (iii)(x) and (y), any net cash proceeds from an Equity Offering to the extent used to redeem the Notes); plus (z) without duplication, the sum of (1) the aggregate amount returned in cash on or with respect to Investments (other than Permitted Investments) made subsequent to the Effective Date whether through interest payments, principal payments, dividends or other distributions or payments, (2) the net cash proceeds received by the Company or any of its Restricted Subsidiaries from the disposition of all or any portion of such Investments (other than to a Subsidiary of the Company) and (3) upon redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary, the fair market value of such Subsidiary; provided, however, that the sum of clauses (1),
(2) and (3) above shall not exceed the aggregate amount of all such Investments made subsequent to the Effective Date.

         Notwithstanding the foregoing, the provisions set forth in the immediately preceding paragraph do not prohibit: (1) the payment of any dividend within 60 days after the date of declaration of such dividend if the dividend would have been permitted on the date of declaration; (2) if no Default or Event of Default shall have occurred and be continuing, the acquisition of any shares of Capital Stock of the Company, either (i) solely in exchange for shares of Qualified Capital Stock of the Company or (ii) through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of shares of Qualified Capital Stock of the Company; (3) if no Default or Event of Default shall have occurred and be continuing, the acquisition of any Indebtedness of the Company that is subordinate or junior in right of payment to the Notes either (i) solely in exchange for shares of Qualified Capital Stock of the Company, or (ii) through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of (A) shares of Qualified Capital Stock of the Company or (B) Refinancing Indebtedness; and (4) so long as no Default or Event of Default shall have occurred and be continuing, repurchases by the Company of Common Stock of the Company from employees of the Company or any of its Subsidiaries or their authorized representatives or successors upon the death, disability or termination of employment of such employees, in an aggregate amount not to exceed $500,000 in any calendar year. In determining the aggregate amount of Restricted Payments made subsequent to the Effective Date in accordance with clause (iii) of the immediately preceding paragraph, amounts expended pursuant to clauses (1), (2)(ii), 3(ii)(A), (4) and (5) shall be included in such calculation.

         Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment complies with this Indenture and setting forth in reasonable detail the basis upon which the required calculations were computed, which calculations may be based upon the Company's latest available internal quarterly financial statements.

         SECTION 4.11.  Limitations on Transactions
                        with Affiliates.
                        ---------------

         (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with, or for the benefit of, any of its Affiliates (each an "Affiliate Transaction"), other than (x) Affiliate Transactions permitted under paragraph (b) below and (y) Affiliate Transactions on terms that are no less favorable than those that might reasonably have been obtained in a comparable transaction at such time on an arm's-length basis from a Person that is not an Affiliate of the Company or such Restricted Subsidiary. All Affiliate Transactions (and each series of related Affiliate Transactions which are similar or part of a common plan) involving aggregate payments or other property with a fair market value in excess of $250,000 shall be approved by a majority of non-interested directors of the Board of Directors or a majority of non-interested directors of a committee of the Board of Directors of the Company or such Restricted Subsidiary, as the case may be, such approval to be evidenced by a Board Resolution stating that such majority of non-interested directors of the Board of Directors or such majority of non-interested directors of the committee of the Board of Directors, as the case may be, have determined that such transaction complies with the foregoing provisions. If the Company or any Restricted Subsidiary of the Company enters into an Affiliate Transaction (or a series of related Affiliate Transactions related to a common plan) that involves an aggregate fair market value of more than $5,000,000, the Company or such Restricted Subsidiary, as the case may be, shall, prior to the consummation thereof, obtain a favorable opinion as to the fairness of such transaction or series of related transactions to the Company or the relevant Restricted Subsidiary, as the case may be, from a financial point of view, from an independent nationally recognized investment banking firm and file the same with the Trustee.

         (b) The restrictions set forth in clause (a) shall not apply to (i) reasonable fees and compensation paid to and indemnity provided on behalf of, officers, directors, employees or consultants of the Company or any Restricted Subsidiary of the Company as determined in good faith by the Company's Board of Directors or a committee thereof or senior management; (ii) transactions exclusively between or among the Company and any of its Wholly Owned Restricted Subsidiaries or exclusively between or among such Wholly Owned Restricted Subsidiaries, PROVIDED such transactions are not otherwise prohibited by this Indenture; (iii) any agreement as in effect as of the Effective Date or any amendment thereto or any transaction contemplated thereby (including pursuant to any amendment thereto) in any replacement agreement thereto so long as any such amendment or replacement agreement is not more disadvantageous to the Holders in any material respect than the original agreement as in effect on the Effective Date; (iv) Restricted Payments permitted by this Indenture; (v) any payment, issuance of securities or other payments, awards or grants, in cash or otherwise, pursuant to, or the funding of, employment arrangements and stock option and stock ownership plans approved by the Board of Directors, or the appropriate committee of the Board of Directors, of the Company; and (vi) loans or advances to officers, directors or employees of the Company or its Restricted Subsidiaries not in excess of $500,000 at any one time outstanding.

         SECTION 4.12.  Limitation on Incurrence
                        of Additional Indebtedness.
                        --------------------------

         The  Company  shall not,  and shall not  permit  any of its  Restricted
Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, acquire, become liable, contingently or otherwise, with respect to, or otherwise become responsible for payment of (collectively, "incur") any Indebtedness (other than Permitted Indebtedness); PROVIDED, HOWEVER, that if no Default or Event of Default shall have occurred and be continuing at the time of or as a consequence of the incurrence of any such Indebtedness, the Company may incur Indebtedness (including, without limitation, Acquired Indebtedness) if on the date of the incurrence of such Indebtedness, after giving effect to the incurrence thereof, the Consolidated Fixed Charge Coverage Ratio of the Company is greater than 2.5 to 1.0 if such incurrence is on or prior to March 30, 2003 and 3.0 to 1.0 if such incurrence is thereafter and; PROVIDED FURTHER, that the no incurrence of Permitted Indebtedness shall be subject to the Consolidated Fixed Charge Coverage Ratio.

         For purposes of determining any particular amount of Indebtedness under this Section 4.12, guarantees, Liens or obligations with respect to letters of credit supporting Indebtedness otherwise included in the determination of such particular amount shall not be included.

         Indebtedness of any Person which is outstanding at the time such Person becomes a Restricted Subsidiary or is merged with or into or consolidated with the Company or a Restricted Subsidiary shall be deemed to have been incurred at the time such Person becomes a Restricted Subsidiary or is merged with or into or consolidated with the Company or a Restricted Subsidiary, and Indebtedness which is assumed at the time of the acquisition of any asset shall be deemed to have been incurred at the time of such acquisition.

         The Company shall not incur any Indebtedness which by its terms (or by the terms of any agreement governing such Indebtedness) is subordinated in right of payment to any other Indebtedness of the Company unless such Indebtedness is also by its terms (or by the terms of any agreement governing such Indebtedness) made expressly subordinate in right of payment to the Notes pursuant to subordination provisions that are substantively identical to the subordination provisions of such Indebtedness (or such agreement) that are most favorable to the holders of any other Indebtedness of the Company.

         SECTION 4.13.  Limitation on Dividend and
                        Other Payment Restrictions
                        Affecting Subsidiaries.
                        --------------------------

         The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or permit to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary of the Company to (a) pay dividends or make any other distributions on or in respect of its Capital Stock; (b) make loans or advances or to pay any Indebtedness or other obligation owed to the Company or any other Restricted Subsidiary of the Company; or (c) transfer any of its property or assets to the Company or any other Restricted Subsidiary of the Company; except for such encumbrances or restrictions existing under or by reason of: (1) applicable law; (2) this Indenture; (3) any instrument governing Acquired Indebtedness, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person or the properties or assets of the Person so acquired; (4) agreements existing on the Effective Date to the extent and in the manner such agreements are in effect on the Effective Date; (5) any security or pledge agreements, leases or options (or similar agreements) containing customary restrictions on transfers of the assets encumbered thereby or leased or subject to option or on the transfer or subletting of the leasehold interest represented thereby to the extent such agreements, leases or options are not otherwise prohibited under this Indenture;
(6) restrictions on cash or other deposits or net worth and prohibitions on assignment imposed by leases that are permitted under this Indenture; (7) customary provisions in joint venture agreements and other similar agreements;
(8) the New Credit Facility and any instruments issued pursuant thereto; (9) any agreement or instrument governing Capital Stock of any Person that is acquired after the Effective Date; (10) Liens permitted to be incurred pursuant to
Section 4.17; (11) any restrictions on a Managed Care Entity pursuant to the applicable rules or regulations of, or undertakings made to, any regulatory entity having jurisdiction and authority over such Managed Care Entity; or (12) an agreement governing Indebtedness incurred to Refinance the Indebtedness issued, assumed or incurred pursuant to an agreement referred to in clauses (2) through (11) above; PROVIDED, HOWEVER, that the provisions relating to such encumbrance or restriction contained in any such Indebtedness are no less favorable to the Company in any material respect as determined by the Board of Directors of the Company in their reasonable and good faith judgment than the provisions relating to such encumbrance or restriction contained in agreements referred to in such clauses (2) through (11).

         SECTION 4.13.  Change of Control.
                        -----------------

         (a) Upon the occurrence of a Change of Control, each Holder shall have the right to require that the Company purchase all or a portion of such Holder's Notes pursuant to the offer described below (the "Change of Control Offer"), at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to the date of purchase.

         (b) Within 30 days following the date upon which the Change of Control occurred, the Company shall send, by first class mail, a notice to each Holder at such Holder's last registered address, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer. The notice to the Holders shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Change of Control Offer. Such notice shall state:

        (i) that the Change of  Control  Offer is being  made  pursuant  to this
    Section 4.14 and that all Notes tendered and not withdrawn shall be accepted for payment;

        (ii) the purchase price (including the amount of accrued interest) and the purchase date (which shall be no earlier than 30 days nor later than 45 days from the date such notice is mailed, other than as may be required by law) (the "Change of Control Payment Date");

        (iii) that any Note not tendered shall continue to accrue interest;

        (iv) that, unless the Company defaults in making payment therefor, any Note accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

        (v) that Holders electing to have a Note purchased pursuant to a Change of Control Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day prior to the Change of Control Payment Date;

        (vi) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the second Business Day prior to the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Notes purchased;

        (vii) that Holders whose Notes are purchased only in part shall be issued new Notes in a principal amount equal to the unpurchased portion of the Notes surrendered; provided, however, that each Note purchased and each new Note issued shall be in an original principal amount of $1,000 or integral multiples thereof; and

        (viii) the circumstances and relevant facts regarding such Change of Control.

         On the Change of Control Payment Date, the Company shall, to the extent permitted by law, (i) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent an amount equal to the aggregate Change of Control Payment in respect of all Notes or portions thereof so tendered and (iii) deliver, or cause to be delivered, to the Trustee for cancellation the Notes so accepted together with an Officers' Certificate stating that such Notes or portions thereof have been tendered to and purchased by the Company. The Paying Agent shall promptly mail to each Holder of Notes the Change of Control Payment for such Notes, and the Trustee shall promptly authenticate and deliver to each Holder new Physical Notes equal in principal amount to any unpurchased portion of the Notes surrendered, if any, provided that each new Physical Note shall be in a principal amount of $1,000 or an integral multiple thereof. The Company shall notify the Trustee and the Holders of the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

         Neither the Board of Directors of the Company nor the Trustee may waive the provisions of this Section 4.14 relating to the Company's obligation to make a Change of Control Offer or a Holder's right to redemption upon a Change of Control.

         The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes pursuant to a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4.14, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached their obligations under the provisions of this Section 4.14 by virtue thereof.

         SECTION 4.15.  Limitation on Asset Sales.
                        -------------------------

         The  Company  shall not,  and shall not  permit  any of its  Restricted
Subsidiaries to, consummate an Asset Sale unless (i) the Company or the applicable Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of (as determined in good faith by the Company's Board of Directors), (ii) at least 75% of the consideration received by the Company or the Restricted Subsidiary, as the case may be, from such Asset Sale shall be in the form of Qualified Proceeds and shall be received at the time of such disposition; and (iii) upon the consummation of an Asset Sale, the Company shall apply, or cause such Restricted Subsidiary to apply, the Net Cash Proceeds relating to such Asset Sale within 360 days of receipt thereof (A) first to prepay (subject to waiver by the Lender) Indebtedness under the New Credit Facility and (B) then to make (subject to waiver by the Holders of a majority in aggregate principal amount of the Notes) redemptions of principal on the Notes by means of a redemption notice as described in Section 3.04.

         In the event of the transfer of substantially all (but not all) of the property and assets of the Company and its Restricted Subsidiaries as an entirety to a Person in a transaction permitted pursuant to Section 5.01, the surviving entity shall be deemed to have sold the properties and assets of the Company and its Restricted Subsidiaries not so transferred for purposes of this
Section 4.15, and shall comply with the provisions of this Section 4.15 with respect to such deemed sale as if it were an Asset Sale. In addition, the fair market value of such properties and assets of the Company or its Restricted Subsidiaries deemed to be sold shall be for cash in an Asset Sale for purposes of this Section 4.15.

         SECTION 4.16.   Limitation on Preferred Stock
                         of Restricted Subsidiaries.
                         ---------------------------

         The Company shall not permit any of its Restricted Subsidiaries to issue any Preferred Stock (other than to the Company or to a Wholly Owned Restricted Subsidiary of the Company) or permit any Person (other than the Company or a Wholly Owned Restricted Subsidiary of the Company) to own any Preferred Stock of any Restricted Subsidiary of the Company.

         SECTION 4.17.  Limitation on Liens.
                        -------------------

         The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or permit or suffer to exist any Liens of any kind against or upon any property or assets of the Company or any of its Restricted Subsidiaries whether owned on the Effective Date or acquired after the Effective Date, or any proceeds therefrom, or assign or otherwise convey any right to receive income or profits therefrom unless (i) in the case of Liens securing Indebtedness that is expressly subordinate or junior in right of payment to the Notes, the Notes are secured by a Lien on such property, assets or proceeds that is senior in priority to such Liens and (ii) in all other cases, the Notes are equally and ratably secured, except for (A) Liens existing as of the Effective Date to the extent and in the manner such Liens are in effect on the Effective Date; (B) Liens securing Indebtedness and other obligations under the New Credit Facility; (C) Liens securing the Notes; (D) Liens in favor of the Company or a Wholly Owned Restricted Subsidiary of the Company on assets of any Restricted Subsidiary of the Company; (E) Liens securing Refinancing Indebtedness which is incurred to Refinance any Indebtedness which has been secured by a Lien permitted under this Indenture and which has been incurred in accordance with the provisions of this Indenture; PROVIDED, HOWEVER, that such Liens (I) are no less favorable to the Holders and are not more favorable to the lienholders with respect to such Liens than the Liens in respect of the Indebtedness being Refinanced and (II) do not extend to or cover any property or assets of the Company or any of its Restricted Subsidiaries not securing the Indebtedness so Refinanced; and (F) Permitted Liens.


         SECTION 4.18.  INTENTIONALLY OMITTED.

         SECTION 4.19.  DTC and PORTAL Eligibility.
                        ---------------------------

         The Company shall use its reasonable efforts to cause the Notes, or a portion thereof, to be registered for book-entry with the Depository Trust Company, its nominee or successors ("DTC") as soon as is practicable but in any event within 30 days from the Effective Date. The Trustee shall act as custodian for DTC with respect to the Notes. To the extent that the Notes are eligible for qualification on the PORTAL MARKET, the Company shall use its reasonable efforts to cause the Notes to be so qualified.

         SECTION 4.20.  Conduct of Business.
                        -------------------

         The Company and its Restricted Subsidiaries shall not engage in any businesses which are not the same, similar or reasonably related to the businesses in which the Company and its Restricted Subsidiaries are engaged on the Effective Date.

         SECTION 4.21.  Protection of Security; Acknowledgment of Pledge
                        ------------------------------------------------

         (a) The Company shall, from time to time, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

        (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

        (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture; or

        (iii) preserve and defend title to the Security and the several rights of the Trustee and the Holders in the Security (as their several interests appear as set in the Granting Clauses) against the claims of all persons and parties;

and the Company hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Trustee pursuant to this Section 4.21.

         (b) The Company shall not take any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Security or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture or such other instrument or agreement.

         (c) The Company shall punctually perform and observe all of its obligations and agreements included in the Security, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture in accordance with and within the time periods provided for herein.

         (d) The Company shall cause to be furnished to the Trustee, promptly after the execution and delivery of this Indenture, and promptly after the execution and delivery of any amendment hereto or any other instrument of further assurance, an Opinion of Counsel stating that, in the opinion of such counsel, subject to customary exclusions and exceptions reasonably acceptable to the Trustee, either (i) this Indenture has been properly recorded, registered and filed so as to make effective the Lien intended to be created hereby and reciting the details of such action, or (ii) no such action is necessary to make such Lien and assignment effective.

         (e) The Company shall cause to be furnished to the Trustee, on or before each anniversary of the execution of this Indenture, an Opinion of Counsel, dated as of such date, stating that, in the opinion of such counsel, subject to customary exclusions and exceptions reasonably acceptable to the Trustee, either (i) all such action has been taken with respect to the recording, registering, filing, re-recording, re-registering and refilling of the Indenture, all supplemental indentures, financing statements, continuation statements and all other instruments of further assurance as are necessary to maintain the Lien of this Indenture and reciting the details of such action, or
(ii) no such action is necessary to maintain such Lien and assignment effective.

                                 ARTICLE FIVE

                              SUCCESSOR CORPORATION
                              ---------------------

         SECTION 5.01.  Merger, Consolidation
                        and Sale of Assets.
                        -------------------

         (a) The Company shall not, in a single transaction or series of related transactions, consolidate or merge with or into any Person, or sell, assign, transfer, lease, convey or otherwise dispose of (or cause or permit any Restricted Subsidiary of the Company to sell, assign, transfer, lease, convey or otherwise dispose of) all or substantially all of the Company's assets (determined on a consolidated basis for the Company and the Company's Restricted Subsidiaries) whether as an entirety or substantially as an entirety to any Person unless: (i) either (1) the Company shall be the surviving or continuing corporation or (2) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, transfer, lease, conveyance or other disposition the properties and assets of the Company and of the Company's Restricted Subsidiaries substantially as an entirety (the "Surviving Entity") (x) shall be a corporation organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and (y) shall expressly assume, by supplemental indenture (in form and substance satisfactory to the Trustee), executed and delivered to the Trustee, the due and punctual payment of the principal of and interest on all of the Notes and the performance of every covenant of the Notes, this Indenture [and the Registration Rights Agreement] on the part of the Company to be performed or observed; (ii) immediately after giving effect to such transaction and the assumption contemplated by clause
(i)(2)(y) above (including giving effect to any Indebtedness and Acquired Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction), the Company or such Surviving Entity, as the case may be, (1) shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction and
(2) shall be able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 4.12; (iii) immediately before and immediately after giving effect to such transaction and the assumption contemplated by clause (i)(2)(y) above (including, without limitation, giving effect to any Indebtedness and Acquired Indebtedness incurred or anticipated to be incurred and any Lien granted in connection with or in respect of the transaction), no Default or Event of Default shall have occurred or be continuing; and (iv) the Company or the Surviving Entity shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with the applicable provisions of this Indenture and that all conditions precedent in this Indenture relating to such transaction have been satisfied. Notwithstanding the foregoing clauses (ii) and (iii), (a) any Restricted Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to the Company or to another Restricted Subsidiary and (b) the Company may merge with or transfer all of its properties and assets to an Affiliate incorporated or formed solely for the purpose of either reincorporating or reforming the Company in another State of the United

    States so long as the amount of Indebtedness of the Company and its Restricted Subsidiaries is not increased thereby.

         (b) For purposes of this Section 5.01, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions but excluding the creation of any Lien permitted to be incurred pursuant to
Section 4.17) of all or substantially all of the properties or assets of one or more Restricted Subsidiaries of the Company the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

         (c) The creation of a Lien permitted to be incurred pursuant to Section
4.17 shall not constitute a disposition for the purposes of this Section 5.01.

         SECTION 5.02.  Successor Corporation Substituted.
                        ---------------------------------

         Upon any consolidation, combination or merger or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.01, in which the Company is not the continuing corporation, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Notes with the same effect as if such surviving entity had been named as such.

                                  ARTICLE SIX

                                    REMEDIES
                                    --------

         SECTION 6.01.  Events of Default.
                        -----------------

         An "Event of Default" means any of the following events:

         (a) the failure to pay interest on any Notes when the same becomes due and payable and the default continues for a period of 30 days (whether or not such payment shall be prohibited by Article Ten of this Indenture);

         (b) the failure to pay the principal on any Notes, when such principal becomes due and payable, at maturity, upon redemption or otherwise (including the failure to make a payment to purchase Notes tendered pursuant to a Change of Control Offer or the failure to make a mandatory redemption pursuant to Section 3.06) (whether or not such payment shall be prohibited by Article Ten of this Indenture);

         (c) a default in the observance or performance of any other covenant or agreement contained in this Indenture which default continues for a period of 30 days after the Company receives written notice specifying the default (and demanding that such default be remedied) from the Trustee or the Holders of at least 25% of the outstanding principal amount of the Notes (except in the case of a default with respect to Section 5.01, which shall constitute an Event of Default with such notice requirement but without such passage of time requirement);

         (d) the failure to pay at final maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of any Indebtedness of the Company or any Restricted Subsidiary of the Company, or the acceleration of the final stated maturity of any such Indebtedness (which acceleration is not rescinded, annulled or otherwise cured within 20 days of receipt by the Company or such Restricted Subsidiary of notice of any such acceleration) if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at final maturity or which has been accelerated, aggregates $5,000,000 or more at any time;

         (e) one or more judgments in an aggregate amount in excess of $5,000,000 shall have been rendered against the Company or any of its Restricted Subsidiaries and such judgments remain undischarged, unpaid or unstayed for a period of 60 days after such judgment or judgments become final and non-appealable;

         (f) the Company or any of its Significant Subsidiaries pursuant to or under or within the meaning of any Bankruptcy Law:

         (i)  commences a voluntary case or proceeding;

         (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding;

         (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property;

         (iv)  makes a general assignment for the benefit of its creditors; or

         (v) shall generally not pay its debts when such debts become due or shall admit in writing its inability to pay its debts generally; or

         (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

         (i) is for relief against the Company or any of its Significant Subsidiaries in an involuntary case or proceeding,

         (ii) appoints a Custodian of the Company or any of its Significant Subsidiaries for all or substantially all of their properties taken as a whole, or

         (iii) orders the liquidation of the Company or any of its Significant Subsidiaries,

and in each case the order or decree remains unstayed and in effect for 60 days.

         SECTION 6.02.  Acceleration.
                        ------------

         If an Event of Default (other than an Event of Default specified in Section 6.01 (f) or (g) relating to the Company) shall occur and be continuing, the Trustee or the Holders of at least 25% in principal amount of outstanding Notes may declare the principal of and accrued interest on all the Notes to be due and payable by notice in writing to the Company and the Trustee specifying the respective Event of Default and that it is a declaration of acceleration, and the same shall become immediately due and payable. If an Event of Default specified in Section 6.01 (f) or (g) with respect to the Company occurs and is continuing, then all unpaid principal of and accrued and unpaid interest on all of the outstanding Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

         At any time after a declaration of acceleration with respect to the Notes as described in the preceding paragraph, the Holders of a majority in principal amount of the Notes may rescind and cancel such declaration and its consequences (a) if the rescission would not conflict with any judgment or decree, (b) if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration, (c) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid, (d) if the Company has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances and (e) in the event of the cure or waiver of an Event of Default of the type described in Section 6.01, the Trustee shall have received an Officers' Certificate and an Opinion of Counsel that such Event of Default has been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

         SECTION 6.03.  Other Remedies.
                        --------------

         (a) If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of the principal of or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

         (b) All rights of action and claims under this Indenture or the Notes may be enforced by the Trustee even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

         SECTION 6.04.  Waiver of Past Defaults.
                        -----------------------

         Prior to the acceleration of the Notes, the Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may, on behalf of the Holders of all the Notes, waive any existing Default or Event of Default and its consequences under this Indenture, except a Default or Event of Default specified in Section 6.01(a) or (b) or in respect of any provision hereof which cannot be modified or amended without the consent of the Holder so affected pursuant to Section 9.02. When a Default or Event of Default is so waived, it shall be deemed cured and shall cease to exist. This Section 6.04 shall be in lieu of Section316(a)(1)(B) of the TIA and such Section316(a)(1)(B) of the TIA is hereby expressly excluded from this Indenture and the Notes, as permitted by the TIA.

         SECTION 6.05.  Control by Majority.
                        -------------------

         Holders of the Notes may not enforce this Indenture or the Notes except as provided in this Article Six and under the TIA. The Holders of a majority in aggregate principal amount of the then outstanding Notes have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided, however, that the Trustee may refuse to follow any direction
(a) that conflicts with any rule of law or this Indenture, (b) that the Trustee, in its sole discretion, determines may be unduly prejudicial to the rights of another Holder (it being understood that the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders), or (c) that may expose the Trustee to personal liability for which adequate indemnity provided to the Trustee against such liability is not reasonably assured to it; provided, further, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction or this Indenture. This Section 6.05 shall be in lieu of Section316(a)(1)(A) of the TIA, and such Section316(a)(1)(A) of the TIA is hereby expressly excluded from this Indenture and the Notes, as permitted by the TIA.

         SECTION 6.06.  Limitation on Suits.
                        -------------------

         No Holder of any Notes shall have any right to institute any proceeding with respect to this Indenture or the Notes or any remedy hereunder, unless the Holders of at least 25% in aggregate principal amount of the outstanding Notes have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as Trustee under the Notes and this Indenture, the Trustee has failed to institute such proceeding within 30 days after receipt of such notice, request and offer of indemnity and the Trustee, within such 30-day period, has not received directions inconsistent with such written request by Holders of a majority in aggregate principal amount of the outstanding Notes.

         The foregoing limitations shall not apply to a suit instituted by a Holder of a Note for the enforcement of the payment of the principal of or interest on such Note on or after the respective due dates expressed or provided for in such Note.

         A Holder may not use this Indenture to prejudice the rights of any other Holders or to obtain priority or preference over such other Holders.

         SECTION 6.07.  Right of Holders To Receive Payment.
                        -----------------------------------

         Notwithstanding any other provision in this Indenture, the right of any Holder of a Note to receive payment of the principal of and interest on such Note, on or after the respective due dates expressed or provided for in such Note, or to bring suit for the enforcement of any such payment on or after the respective due dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

         SECTION 6.08.  Collection Suit by Trustee.
                        --------------------------

         If an Event of Default  specified  in  paragraph  (a) or (b) of Section
6.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company, or any other obligor on the Notes for the whole amount of the principal of and accrued interest remaining unpaid, together with interest on overdue principal and interest on overdue installments of interest, to the extent lawful, in each case at the rate per annum provided for by the Notes and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee pursuant to the provisions of Section 7.07.

         SECTION 6.09.  Trustee May File Proofs of Claim.
                        --------------------------------

         The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents, counsel, accountants and experts) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 7.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 6.10.  Priorities.
                        ----------

         If the Trustee collects any money pursuant to this Article Six it shall pay out such money in the following order:

         First:  to the Trustee, its agents and  attorneys for amounts due under
    Section 7.07, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the cost and expenses of collection;

         Second: to Holders for interest accrued on the Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest;

         Third: to Holders for the principal amounts owing under the Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for the principal; and

         Fourth:  the balance, if any, to the Company.

         The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10.

         SECTION 6.11.  Undertaking for Costs.
                        ---------------------

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may in its discretion require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to any suit by the Trustee, any suit by a Holder pursuant to Section 6.07, or a suit by a Holder or Holders of more than 10% in aggregate principal amount of the outstanding Notes.

                                 ARTICLE SEVEN

                                     TRUSTEE
                                     -------

         SECTION 7.01.  Duties of Trustee.
                        -----------------

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         (b) Except during the continuance of an Event of Default:

         (1) The Trustee need perform only those duties as are specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture that are adverse to the Trustee.

         (2) The Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but need not verify the contents thereof.

         (c) Notwithstanding anything to the contrary herein contained, the Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

         (1)  This paragraph does not limit the effect of paragraph  (b) of this
         Section 7.01.

         (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

         (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.02, 6.04 or 6.05.

         (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c), (d), and (f) of this Section
7.01 and Section 7.02.

         (f) The Trustee shall not be liable for interest on any money or assets received by it except as the Trustee may agree in writing with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

         SECTION 7.02.  Rights of Trustee.
                        -----------------

         Subject to Section 7.01:

                  (a) The Trustee may rely and shall be fully protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may consult with counsel of its selection and may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Sections 11.04 and 11.05. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect to any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action that it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

                  (e) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, upon reasonable notice to the Company, to examine the books, records, and premises of the Company, personally or by agent or attorney and to consult with the officers and representatives of the Company, including the Company's accountants and attorneys.

                  (f) The Trustee shall be under no obligation to exercise any of its rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders have offered to the Trustee reasonable indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred by it in compliance with such request, order or direction.

                  (g) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

                  (h) Delivery of reports, information and documents to the Trustee under Section 4.08 is for informational purposes only and the Trustee's receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of their covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         SECTION 7.03.  Individual Rights of Trustee.
                        ----------------------------

         The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company, or any of its Subsidiaries, or their respective Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

         SECTION 7.04.  Trustee's Disclaimer.
                        --------------------

         The Trustee makes no representation as to the validity or adequacy of this Indenture or the Notes, and it shall not be accountable for the Company's use of the proceeds from the Notes, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement of the Company in this Indenture or the Notes other than the Trustee's certificate of authentication.

         SECTION 7.05.  Notice of Default.
                        -----------------

         If a Default or an Event of Default occurs and is continuing and if it is known to a Trust Officer, the Trustee shall mail to each Holder notice of the uncured Default or Event of Default within 90 days after obtaining knowledge thereof. Except in the case of a Default or an Event of Default in payment of principal of, or interest on, any Note, including an accelerated payment, a Default in payment on the Change of Control Payment Date pursuant to a Change of Control Offer and a Default in compliance with Article Five hereof, the Trustee may withhold the notice if and so long as its Board of Directors, the executive committee of its Board of Directors or a committee of its directors and/or Trust Officers in good faith determines that withholding the notice is in the interest of the Holders. The foregoing sentence of this Section 7.05 shall be in lieu of the proviso to Section 315(b) of the TIA and such proviso to Section 315(b) of the TIA is hereby expressly excluded from this Indenture and the Notes, as permitted by the TIA.

         SECTION 7.06.  Reports by Trustee to Holders.
                        -----------------------------

         Within 60 days after May 15 of each year beginning with 2002, the Trustee shall, to the extent that any of the events described in TIA Section 313(a) occurred within the previous twelve months, but not otherwise, mail to each Holder a brief report dated as of such date that complies with TIA Section 313(a). The Trustee also shall comply with TIA Sections 313(b), (c) and (d).

         A copy of each report at the time of its mailing to Holders shall be mailed to the Company and filed with the Commission and each stock exchange, if any, on which the Notes are listed.

         The  Company  shall  promptly  notify the  Trustee if the Notes  become
listed  on  any  stock   exchange   and  the  Trustee   shall  comply  with  TIA
Section 313(d).

         SECTION 7.07.  Compensation and Indemnity.
                        --------------------------

         The  Company   shall  pay  to  the  Trustee  from  time  to  time  such
compensation for its services as has been agreed to in writing signed by the Company and the Trustee. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it in connection with the performance of its duties under this Indenture. Such expenses shall include the reasonable fees and expenses of the Trustee's agents, counsel, accountants and experts.

         The Company shall indemnify each of the Trustee (or any predecessor Trustee) and its agents, employees, stockholders, Affiliates and directors and officers for, and hold them each harmless against, any and all loss, liability, damage, claim or expense (including reasonable fees and expenses of counsel), including taxes (other than taxes based on the income of the Trustee) incurred by them except for such actions to the extent caused by any negligence or willful misconduct on their part, arising out of or in connection with the acceptance or administration of this trust including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their rights, powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its Obligations hereunder except to the extent such failure shall have prejudiced the Company. The Company shall have the right upon written notice to the Trustee, to assume, at its own expense, the defense of such claim, including the employment of counsel reasonably satisfactory to the Trustee; PROVIDED, HOWEVER, that any settlement of a claim shall be approved in writing by the Trustee if such settlement would result in an admission of liability by the Trustee or if such settlement would not be accompanied by a full release of the Trustee for all liability arising out of the events giving rise to such claim. If, however, the Company declines or fails to assume the defense, or to employee counsel reasonably satisfactory to the Trustee, in either case in a timely manner, then the Trustee may employ separate counsel of its own choosing and the Company shall pay the reasonable fees and expenses of such counsel.

         To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a lien prior to the Notes on all assets or money held or collected by the Trustee, in its capacity as Trustee. The obligations of the Company under this Section shall not be subordinated to the payment of amounts due under the New Credit Facility pursuant to Article Ten except assets or money held in trust to pay principal of or interest on particular Notes.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01 (f) or (g) occurs, such expenses and the compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law.

         The provisions of this Section 7.07 shall survive the termination of this Indenture.

         SECTION 7.08.  Replacement of Trustee.
                        ----------------------

         The Trustee may resign at any time by so notifying the Company. The Holders of a majority in principal amount of the outstanding Notes may remove the Trustee and appoint a successor Trustee with the Company's consent, by so notifying the Company and the Trustee. The Company may remove the Trustee if:

         (1) the Trustee fails to comply with Section 7.10;

         (2) the Trustee is adjudged bankrupt or insolvent;

         (3) a receiver or other public officer takes charge of the Trustee or its property; or

         (4) the Trustee becomes incapable of performing its obligations under this Indenture.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall notify each Holder of such event and shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in aggregate principal amount of the outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided in Section 7.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The Company shall mail notice of such successor Trustee's appointment to each Holder.

         If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in aggregate principal amount of the outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.


         If the Trustee fails to comply with Section 7.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.


         Notwithstanding any resignation or replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

         SECTION 7.09.  Successor Trustee by Merger, Etc.
                        ---------------------------------

         If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee; provided, however, that such corporation shall be otherwise qualified and eligible under this Article Seven.

         SECTION 7.10.  Eligibility; Disqualification.
                        -----------------------------

         This Indenture shall always have a Trustee who satisfies the requirement of TIA Sections 310(a)(1), (2) and (5). The Trustee (or, in the case of a Trustee that is a subsidiary of another bank or a corporation included in a bank holding company system, the related bank or bank holding company) shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition, and have (or one of its Affiliates shall have) a corporate trust office in the City of New York. In addition, if the Trustee is a subsidiary of another bank or a corporation included in a bank holding company system, the Trustee, independently of such bank or bank holding company, shall meet the capital requirements of TIA Section 310(a)(2). The Trustee shall comply with TIA Section 310(b); PROVIDED, HOWEVER, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met. The provisions of TIA Section 310 shall apply to the Company, as obligor of the Notes.

         SECTION 7.11.  Preferential Collection of
                        Claims Against Company.
                        -----------------------

         The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                 ARTICLE EIGHT

                       DISCHARGE OF INDENTURE; DEFEASANCE
                       ----------------------------------

         SECTION 8.01.  Termination of Company's Obligations.
                        ------------------------------------

         This Indenture shall be discharged and shall cease to be of further effect (except as to surviving rights or registration of transfer or exchange of the Notes, as expressly provided for in this Indenture) as to all outstanding Notes when (a) either (i) all Notes, theretofore authenticated and delivered (except lost, stolen or destroyed Notes which have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation or (ii) all Notes not theretofore delivered to the Trustee for cancellation have become due and payable and the Company has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire Indebtedness on the Notes not theretofore delivered to the Trustee for cancellation, for principal of and interest on the Notes to the date of deposit together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be; PROVIDED that from and after the time of deposit, the money deposited shall not be subject to the rights of the Lender pursuant to the provisions of Article Ten; (b) the Company has paid all other sums payable under this Indenture by the Company; and (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent under this Indenture relating to the satisfaction and discharge of this Indenture have been complied with; PROVIDED, HOWEVER, that such counsel may rely, as to matters of fact, on an Officers' Certificate of the Company.

         The Company may, at its option and at any time, elect to have its obligations discharged with respect to the outstanding Notes ("Legal Defeasance"). Such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Notes and Holders and any amounts deposited under this Section 8.01, shall cease to be subject to any obligations to, or the rights of, the Lender under Article Ten once such deposit has been made, except for (a) the rights of Holders to receive payments in respect of the principal of and interest on the Notes when such payments are due, (b) the Company's obligations with respect to the Notes concerning issuing temporary Notes, registration of Notes, mutilated, destroyed, lost or stolen Notes and the maintenance of an office or agency for payments,
(c) the rights, powers, trust, duties and immunities of the Trustee and the Company's obligations in connection therewith and (d) the Legal Defeasance provisions of this Section 8.01. In addition, the Company may, at its option and at any time, elect to have the obligations of the Company released with respect to covenants contained in Sections 4.04, 4.05, 4.08 and 4.10 through 4.20 and Article Five ("Covenant Defeasance") and Holders and any amounts deposited under this Section 8.01, shall cease to be subject to any obligations to, or the rights of, the Lender under Article Ten once such deposit has been made, and thereafter any omission to comply with such obligations shall not constitute a Default or Event of Default with respect to the Notes. In the event of Covenant Defeasance, those events described under Section 6.01 (except those events described in Section 6.01(a), (b), (f) and (g)) shall no longer constitute an Event of Default with respect to the Notes.

         In order to exercise either Legal Defeasance or Covenant Defeasance:

                  (a) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders cash in United States dollars, non-callable U.S. Government Obligations, or a combination thereof, in such amounts as shall be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of and interest on the Notes on the stated date for payment thereof or on the applicable Redemption Date, as the case may be;

                  (b) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee (which may be counsel to the Company) confirming that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders shall not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and shall be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

                  (c) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee (which may be counsel to the Company) confirming that the Holders shall not recognize income, gain or loss for federal income tax purposes as a result of such Covenant

         Defeasance and shall be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                  (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default with respect to the Indenture resulting from the incurrence of Indebtedness, all or a portion of which will be used to defease the Notes concurrently with such incurrence) or insofar as Events of Default under Section 6.01 (f) or (g) from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;

                  (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under this Indenture or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

                  (f) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others;

                  (g) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance, as the case may be, have been complied with; and

                  (h) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 91st day following the deposit, the trust funds shall not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

         Notwithstanding the foregoing, the Opinion of Counsel required by clause (b) with respect to Legal Defeasance need not be delivered if all the Notes not theretofore delivered to the Trustee for cancellation (i) have become due and payable, (ii) shall become due and payable on the maturity date within one year or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by such Trustee in the name, and at the expense, of the Company.

         SECTION 8.02.  Application of Trust Money.
                        --------------------------

         The Trustee or Paying Agent shall hold in trust U.S. Legal Tender or U.S. Government Obligations deposited with it pursuant to Section 8.01, and shall apply the deposited U.S. Legal Tender and the money from U.S. Government Obligations in accordance with this Indenture to the payment of the principal of and interest on the Notes. The Trustee shall be under no obligation to invest said U.S. Legal Tender or U.S. Government Obligations except that, upon request of the Company, the Trustee shall invest said U.S. Legal Tender in U.S. Government Obligations.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Legal Tender or U.S. Government Obligations deposited pursuant to Section 8.01 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Notes.


         SECTION 8.03.  Repayment to the Company.
                        ------------------------

         Subject to Sections 7.07 and 8.01, the Trustee and the Paying Agent shall promptly pay to the Company upon request any excess U.S. Legal Tender or U.S. Government Obligations held by them at any time and thereupon shall be relieved from all liability with respect to such money. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for one year after the due date for payment of such principal or interest; provided, however, that the Company shall, if requested by the Trustee or Paying Agent, give to the Trustee or Paying Agent, indemnification reasonably satisfactory to it against any and all liability which may be incurred by it by reason of such paying; provided, further, that the Trustee or such Paying Agent, before being required to make any payment, may at the expense of the Company cause to be published once in a newspaper of general circulation in the City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed and that after a date specified therein which shall be at least 30 days from the date of such publication or mailing any unclaimed balance of such money then remaining shall be repaid to the Company. After payment to the Company, Holders entitled to such money must look to the

Company for payment as general creditors unless an applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

         SECTION 8.04.  Reinstatement.
                        -------------

         If the Trustee or Paying Agent is unable to apply any U.S. Legal Tender or U.S. Government Obligations in accordance with Section 8.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section
8.01 until such time as the Trustee or Paying Agent is permitted to apply all such U.S. Legal Tender or U.S. Government Obligations in accordance with Section 8.01; provided, however, that if the Company has made any payment of interest on or principal of any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the U.S. Legal Tender or U.S. Government Obligations held by the Trustee or Paying Agent.

         SECTION 8.05.  Release of Security.
                        -------------------

         The Trustee may and, when required by the provisions of this Indenture, shall execute instruments to release property from the lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances that are consistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article Eight shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         SECTION 8.06.  Acknowledgment of Discharge
                        by Trustee.
                        ---------------------------

         After (i) the conditions of Section 8.01 have been satisfied, (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company and (iii) the Company has delivered to the Trustee an Officers'
Certificate and an Opinion of Counsel, each stating that all conditions precedent referred to in clause (i) above relating to the satisfaction and discharge of this Indenture have been complied with, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified in Section 8.01 and release the Security in accordance with Section 8.05, PROVIDED the legal counsel delivering such Opinion of Counsel may rely as to matters of fact on one or more Officers' Certificates of the Company.

                                  ARTICLE NINE

                          MODIFICATION OF THE INDENTURE
                          -----------------------------

         SECTION 8.07.  Without Consent of Holders.
                        --------------------------

         Subject to the provisions of Section 9.02, the Company and the Trustee may amend, waive or supplement this Indenture without notice to or consent of any Holder: (a) to cure any ambiguity, defect or inconsistency; (b) to comply with Section 5.01 of this Indenture; (c) to provide for uncertificated Notes in addition to certificated Notes; (d) to comply with any requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA; or (e) to make any change that would provide any additional benefit or rights to the Holders or that does not adversely affect the rights of any Holder. Notwithstanding the foregoing, the Trustee and the Company may not make any change pursuant to this Section 9.01 that adversely affects the rights of any Holder under this Indenture without the consent of such Holder. In formulating its determination on such matters, the Trustee shall be entitled to rely on such evidence as it deems appropriate, including, without limitation, solely on an Opinion of Counsel (which may be counsel to the Company) or an Officers' Certificate, and may not be held liable therefor.

         Upon the request of the Company accompanied by a Board Resolution authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section 9.06, the Trustee shall join with the Company in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee may but shall not be obligated to enter into such amended or supplemental Indenture which affects its own rights, duties or immunities under this Indenture or otherwise.

         SECTION 9.02.  With Consent of Holders.
                        -----------------------

         The Company and the Trustee may amend or supplement this Indenture or the Notes or any amended or supplemental Indenture with the written consent of the Holders of Notes of not less than a majority in aggregate principal amount of the Notes then outstanding.

         Upon the request of the Company accompanied by a Board Resolution authorizing the execution of any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.06, the Trustee shall join with the Company in the execution of such amended or supplemental Indenture unless such amended or supplemental Indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its sole discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

         It shall not be necessary for the consent of the Holders of Notes under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders of Notes affected thereby a notice describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. Subject to Sections 6.04 and 6.07, the Holders of a majority in aggregate principal amount of the Notes then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Notes. However, without the consent of each Holder of the Notes affected thereby, an amendment or waiver may not, directly or indirectly: (i) reduce the amount of Notes whose Holders must consent to an amendment; (ii) reduce the rate of or change or have the effect of changing the time for payment of and interest, including Default Interest, on any Notes; (iii) reduce the principal of or change or have the effect of changing the fixed maturity of any Notes, or change the date on which any Notes may be subject to redemption or repurchase, or reduce the redemption or repurchase price therefor; (iv) make any Notes payable in money other than that stated in the Notes; (v) make any change in provisions of this Indenture protecting the right of each Holder to receive payment of principal of and interest on such Note on or after the due date thereof or to bring suit to enforce such payment, or permitting Holders of a majority in principal amount of the Notes to waive Defaults or Events of
Default; (vi) after the Company's obligation to purchase Notes arises thereunder, amend, change or modify in any material respect the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control which has occurred or modify any of the provisions or definitions with respect thereto; (vii) modify or amend Section 3.03 or Section 4.15; (viii) modify or change any provision of this Indenture or the related definitions affecting the subordination or ranking of the Notes in a manner which adversely affects the Holders; or (ix) permit the creation of any Lien ranking prior to or on parity with the lien of this Indenture (other than as set forth in Article 10) with respect to any part of the Security or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any such property at any time subject hereto or deprive any Holder of the security provided by the lien of this Indenture.

         SECTION 9.03.  Compliance with TIA.
                        -------------------

         Every amendment, waiver or supplement of this Indenture or the Notes shall comply with the TIA as then in effect; PROVIDED, HOWEVER, that this
Section 9.03 shall not of itself require that this Indenture or the Trustee be qualified under the TIA or constitute any admission or acknowledgment by any party hereto that any such qualification is required prior to the time this Indenture and the Trustee are required by the TIA to be so qualified.

         SECTION 9.04.  Revocation and Effect of Consents.
                        ---------------------------------

         Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. Subject to the following paragraph, any such Holder or subsequent Holder may revoke the consent as to such Holder's Note or portion of such Note by notice to the Trustee or the Company received before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Notes have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver. An amendment, supplement or waiver becomes effective upon receipt by the Trustee of such Officers' Certificate and evidence of consent by the Holders of the requisite percentage in principal amount of outstanding Notes.

         The Company may, but shall not be obligated to, fix a Record Date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a Record Date is fixed, then notwithstanding the second sentence of the immediately preceding paragraph, those Persons who were Holders at such Record Date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such Record Date. No such consent shall be valid or effective for more than 90 days after such Record Date unless consents from Holders of the requisite percentage in principal amount of outstanding Notes required hereunder for the effectiveness of such consents shall have also been given and not revoked within such 90 day period.

         SECTION 9.05.  Notation on or Exchange of Notes.
                        --------------------------------

         If an amendment, supplement or waiver changes the terms of a Note, the Trustee may require the Holder of such Note to deliver it to the Trustee. The Trustee may place an appropriate notation on the Note about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determine, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms.


         SECTION 9.06.  Trustee to Sign Amendments, Etc.
                        --------------------------------

         The Trustee shall execute any amendment, supplement or waiver authorized pursuant to this Article Nine; provided, however, that the Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture. In executing such amendment, supplement or waiver the Trustee shall be entitled to receive indemnity reasonably satisfactory to it, and shall be fully protected in relying upon an Opinion of Counsel and an Officers' Certificate of the Company, stating that no Event of Default shall occur as a result of such amendment, supplement or waiver and that the execution of such amendment, supplement or waiver is authorized or permitted by this Indenture; provided, however, that the legal counsel delivering such Opinion of Counsel may rely as to matters of fact on one or more Officers' Certificates of the Company. Such Opinion of Counsel shall not be an expense of the Trustee.

         SECTION 9.07.  Effect on New Credit Facility.
                        -----------------------------

         No amendment of, or supplement or waiver to, this Indenture shall adversely affect the rights of the Lender under Article Ten of this Indenture without the consent of such holder.

                                  ARTICLE TEN

                             SUBORDINATION OF NOTES
                             ----------------------

         SECTION 10.01.  Notes Subordinated to New Credit Facility.
                         -----------------------------------------

         Anything herein to the contrary notwithstanding, the Company, for itself and its successors, and each Holder, by his or her acceptance of Notes, agrees that the payment of all Obligations owing to the Holders in respect of the Notes is subordinated, to the extent and in the manner provided in this Article Ten, to the prior payment in full in cash or Cash Equivalents , or such payment duly provided for, of the New Credit Facility to the satisfaction of the Lender; provided, however, that once the Trustee has received payments from the Company for the benefit of the Holders in accordance with the provisions of
Section 8.01, such payments shall not be subject to this Article Ten. Notwithstanding anything to the contrary in this Article Ten or otherwise in this Indenture, at no time shall the Notes be subordinated to any portion of the indebtedness under the New Credit Facility in excess of the sum of (i) $15,000,000, plus (ii) accrued interest in respect of the New Credit Facility and fees at any time owing to Lender, in each case as and to the extent provided under the New Credit Facility, plus (iii) Enforcement Expenses.

         This Article Ten is made for the benefit of the Lender and such holder is made an obligee hereunder and may enforce such provisions.

         SECTION 10.02. Suspension of Payment When New Credit Facility is in Default.
                         ----------------------------------------------------

         (a) Unless Section 10.03 shall be applicable, if any default occurs and is continuing in the payment when due, whether at maturity, upon any redemption, by declaration or otherwise, of any principal of, interest on, unpaid drawings for letters of credit issued in respect of, or regularly accruing fees with respect to, the New Credit Facility (a "Payment Default"), then no payment or distribution of any kind or character shall be made by or on behalf of the Company or any other Person on its or their behalf with respect to any Obligations on the Notes or to acquire any of the Notes for cash or property or otherwise and until such Payment Default shall have been cured or waived or shall have ceased to exist on the New Credit Facility as to which such Payment Default relates shall have been paid in full in cash or Cash Equivalents, after which the Company shall (subject to other provisions of this

Article Ten) resume making any and all required payments in respect of the Notes, including any missed payments.

         (b) Unless Section 10.03 shall be applicable, if any other event of default (other than a Payment Default) occurs and is continuing with respect to the New Credit Facility permitting the Lender to accelerate the maturity thereof (a "Non-Payment Default") and if an officer of the Lender gives written notice of the event of default to the Trustee (a "Default Notice"), then, unless and until all events of default have been cured or waived or have ceased to exist or the Trustee receives notice thereof from such officer of the Lender terminating the Payment Blockage Period, during the 180 days after the delivery of such Default Notice (the "Payment Blockage Period"), then neither the Company nor any other Person on its behalf shall (x) make any payment or distribution of any kind or character with respect to any Obligations on or with the respect to the Notes or (y) acquire any of the Notes for cash or property or otherwise. Notwithstanding anything herein to the contrary, (i) in no event will a Payment Blockage Period extend beyond 180 days from the date the applicable Default Notice is received by the Trustee and (ii) only one such Payment Blockage Period may be commenced within any 360 consecutive days. For all purposes of this
Section 10.02(b), no event of default which existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the New Credit Facility shall be, or be made, the basis for the commencement of a second Payment Blockage Period by a representative of the Lender whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days (it being acknowledged that any subsequent action, or any breach of any financial covenants for a period commencing after the date of commencement of such Payment Blockage Period that, in either case, would give rise to an event of default pursuant to any provisions under which an event of default previously existed or was continuing shall constitute a new event of default for this purpose). The Company shall promptly notify the Lender if payment of the Notes is accelerated because of an Event of Default.

         (c) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by the foregoing provisions of this Section 10.02, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the Lender. The Trustee shall be entitled to rely on information regarding amounts then due and owing on the New Credit Facility, if any, received from the Lender (or its representative) or, if such information is not received from the Lender or its representative, from the Company and only amounts included in the information provided to the Trustee shall be paid to the Lender.

         Nothing contained in this Article Ten shall limit the right of the Trustee or the Holders of Notes to take any action to accelerate the maturity of the Notes pursuant to Section 6.02 or to pursue any rights or remedies hereunder; provided that all amounts thereafter due or declared to be due with respect to the New Credit Facility shall first be paid in full in cash or Cash Equivalents before the Holders are entitled to receive any payment of any kind or character with respect to Obligations on the Notes. In no event shall the honoring of any request for loans or extensions under the New Credit Facility after the occurrence or during the continuance of a default or an event of default under the New Credit Facility be construed to be a waiver of such default or event of default, unless such default or event of default is expressly waived in writing by the Lender. Notwithstanding anything in this Section 10.02, once the Trustee has received payments from the Company for the benefit of the Holders in accordance with the provisions of
Section 8.01, such payments shall not be subject to this Article Ten.

         SECTION 10.03. Notes Subordinated to Prior Payment of New Credit Facility on Dissolution, Liquidation or Reorganization of Company.
                        --------------------------------------------------------

         (a) Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors or marshaling of assets of the Company or in a bankruptcy, reorganization, insolvency, receivership or other similar proceeding relating to the Company or its property, whether voluntary or involuntary, partial or complete, or by operation of law or otherwise, all Obligations due or to become due under the New Credit Facility shall first be paid in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the Lender, before any payment or distribution of any kind or character is made on account of any Obligations on the Notes, or for the acquisition of any of the Notes for cash or property or otherwise. Upon any such dissolution, winding-up, liquidation, reorganization, receivership or similar proceeding, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Notes or the Trustee under this Indenture would be entitled, except for the provisions hereof, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee under this Indenture if received by them, directly to the Lender, or to the lender under any credit agreement pursuant to which the New Credit Facility may have been issued, for application to the payment of amounts remaining unpaid until the New Credit Facility has been paid in full in cash or Cash Equivalents after giving effect to any concurrent payment, distribution or provision therefor to or for the Lender.

         (b) To the extent any payments of principal or interest on the New Credit Facility (whether by or on behalf of the Company, as proceeds of security or enforcement of any right of setoff or otherwise) are declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then, if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person, the New Credit Facility or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

         (c) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by any Holder when such payment or distribution is prohibited by this Section 10.03, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the Lender, or to the lender under any credit agreement pursuant to which the New Credit Facility may have been issued, for application to the payment of amounts remaining unpaid until the New Credit Facility has been paid in full in cash or Cash Equivalents, after giving effect to any concurrent payment, distribution or provision therefor to or for the Lender.

         (d) The consolidation of the Company with, or the merger of the Company with or into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its assets, to another corporation upon the terms and conditions provided in Article Five hereof and as long as permitted under the terms of the New Credit Facility shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, assume the Company's obligations hereunder in accordance with Article Five hereof.

         For purposes of this Article Ten, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which
(i) is subordinated or junior, at least to the extent provided in this Article Ten, with respect to the payment of the New Credit Facility and to the payment in full of all securities issued in exchange therefore to the Lender and (ii) is not payable prior to payment in full of the Indebtedness under the New Credit
Facility; provided, however, that (x) the indebtedness under the New Credit Facility is assumed by any new corporation or other entity resulting from any such proceeding and (y) the rights of Lender are not, without the consent of Lender, altered in or as the result of any such proceeding. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Five shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 10.03 if such other corporation shall, as part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Five.

         SECTION 10.04.  Payments may be Paid Prior to Dissolution.
                         -----------------------------------------

         Nothing contained in this Article Ten or elsewhere in this Indenture shall prevent (i) the Company, except under the conditions described in Sections
10.02 and 10.03, from making payments at any time for the purpose of making payments of principal of and interest on the Notes, or from depositing with the Trustee any moneys for such payments, or (ii) in the absence of actual knowledge by the Trustee that a given payment would be prohibited by Section 10.02 or 10.03, the application by the Trustee of any moneys deposited with it for the purpose of making such payments of principal of, and interest on, the Notes to the Holders entitled thereto unless at least two Business Days prior to the date upon which such payment would otherwise become due and payable a corporate trust officer of the Trustee shall have actually received the written notice provided for in the first sentence of Section 10.02(b) or in Section 10.07 (PROVIDED that, notwithstanding the foregoing, the Holders receiving any payments made in contravention of Section 10.02 and/or 10.03 (and the respective such payments) shall otherwise be subject to the provisions of
Section 10.02 and Section 10.03). The Company shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of the Company, although any delay or failure to give any such notice shall have no effect on the subordination provisions contained herein.

         SECTION 10.05.  Holders to be Subrogated to Rights of Lender.
                         --------------------------------------------

         Subject to the payment in full in cash or Cash Equivalents of the New Credit Facility, the Holders of the Notes shall be subrogated to the rights of the Lender to receive payments or distributions of cash, property or securities of the Company applicable to the New Credit Facility until the Notes shall be paid in full; and, for the purposes of such subrogation, no such payments or distributions to the Lender of any cash, property or securities to which the Holders or the Trustee would be entitled except for the provisions of this Article Ten, and no payment pursuant to the provisions of this Article Ten to or for the benefit of the Lender by the Holders or the Trustee shall, as between the Company, its creditors other than the Lender, and the Holders be deemed to be a payment by the Company to or on account of the New Credit Facility; and no payments or distributions of cash, property or securities to or for the benefit of the Holders pursuant to the subrogation provisions of this Article Ten, which would otherwise have been paid to the Lender, shall be deemed to be a payment by the Company to or for the account of the Notes. It is understood that the provisions of this Article Ten are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the Lender, on the other hand. Notwithstanding anything to the contrary in this Section 10.05, the Holders shall, under no circumstances, have any rights or claims against the Lender for any alleged impairment of subrogation of rights of the Holders.


         SECTION 10.06.  Obligations of the Company Unconditional.
                         ----------------------------------------

         Nothing contained in this Article Ten or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors other than the Lender, and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and any interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the Lender, nor shall anything herein or therein prevent the Holder of any Note or the Trustee on its behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, of the Lender under this Article Ten in respect of cash, property or securities of the Company received upon the exercise of any such remedy, and further subject to the provisions of Section 10.10.

         SECTION 10.07.  Notice to Trustee.
                         -----------------

         The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Notes pursuant to the provisions of this Article Ten, although any delay or failure to give any such notice shall have no effect on the subordination provisions contained herein. If the Trustee shall not have received any such notice at least two Business Days prior to its making or receipt of such a payment in respect of the Notes, it may make or receive such payment without further inquiry. Regardless of anything to the contrary contained in this Article Ten or elsewhere in this Indenture, the Trustee shall not be charged with knowledge of the existence of any default or event of default with respect to the New Credit Facility or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing from the Company, or from the Lender or a representative therefor, and, prior to the receipt of any such written notice, the Trustee shall be entitled to assume (in the absence of actual knowledge to the contrary) that no such facts exist. The Trustee shall be entitled to rely on the delivery to it of any notice pursuant to this Section
10.07 to establish that such notice has been given by a Lender (or a representative therefor).


         SECTION 10.08. Reliance on Judicial Order or Certificate of Liquidating Agent.
                         --------------------------------------------

         Upon any payment or distribution of assets of the Company referred to in this Article Ten, the Trustee, subject to the provisions of Article Seven hereof, and the Holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any insolvency, bankruptcy, receivership, dissolution, winding-up, liquidation, reorganization or similar case or proceeding is pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or the Holders of the Notes, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the Lender and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Ten.

         SECTION 10.09.  Trustee's Relation to New Credit Facility.
                         -----------------------------------------

         The Trustee and any agent of the Company or the Trustee shall be entitled to all the rights set forth in this Article Ten with respect to the New Credit Facility and nothing in this Indenture shall deprive the Trustee or any such agent of any of its rights as such holder.

         With respect to the Lender, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Ten, and no implied covenants or obligations with respect to the Lender shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the Lender.

         Whenever a distribution is to be made or a notice given to the Lender, the distribution may be made and the notice may be given to its representative, if any.

         SECTION 10.10.  Subordination of Liens.
                         ----------------------

         (a) The Holders agree at all times, whether before, after or during the pendency of any proceeding under Bankruptcy Law and notwithstanding the priorities which would ordinarily result from the order of granting or perfection of any Liens, that any Liens which the Lender may at any time have in or with respect to any of the Security shall constitute first priority Liens in such Security to secure the payment and performance of the New Credit Facility and shall be superior to any Lien or other interest at any time held by the Trustee in the Security arising pursuant to the Granting Clause of this Indenture, by operation of applicable law or otherwise; and any Lien or other interests at any time held by the Trustee in any of the Security shall be subordinate and junior in priority to any Liens at any time held by the Lender therein. For as long as all or any portion of the Indebtedness under the New Credit Facility remains outstanding, unpaid or unsatisfied and the commitment of the Lender thereunder has not been terminated, the Trustee and each Holder agrees to refrain from taking any action to foreclose upon, take possession of, liquidate or otherwise proceed against the Security.

         (b) For purposes of the priorities set forth in Section 10.10(a), any claim of right of setoff by the Trustee shall be treated in all respects as a Lien and no claim to right of setoff by the Trustee shall be asserted to defeat or diminish the rights or priorities provided for herein in favor of the Lender.

         (c) In no event shall the Trustee institute, encourage, or join as a party in the institution of, or assist in the prosecution of, any action, suit or proceeding seeking a determination that the Lien of the Lender is invalid, unperfected or unavoidable, or is or should be subordinated to the interests of any other person.

         (d) If at any time the Lender shall subordinate, in whole or in part, its Lien upon any of the Collateral to or in favor of any other Person, the priority of the Lender's Lien in the Security vis-a-vis the Trustee shall not be affected thereby and the Lender's Lien shall continue to be superior to the Trustee's Lien or Liens in the Security as provided in this Section 10.10.

         (e) Except as otherwise permitted by this Indenture or the Notes, if the Trustee shall receive any proceeds from any sale, liquidation, casualty or other disposition of any of the Security, whether in connection with the initiation of any action by the Lender or the Trustee to enforce or foreclose upon its Lien or otherwise, the Trustee shall be obligated to hold such proceeds in trust and promptly turn over such proceeds, less their costs and expenses incurred in connection with any such action, to the Lender for application to the New Credit Facility until the New Credit Facility is paid in full and any commitments by the Lender under the New Credit Facility have been terminated or expired.

         (f) Without impairing, abrogating or in any way affecting the rights of the Lender hereunder, including the relative priorities established in Section 10.10(a) hereof, the Lender may, during any proceeding under Bankruptcy Law, give or withhold its consent to the Company's or any bankruptcy trustee's use or consumption of any of the Security (including cash proceeds of any of the Security) or may provide financing or otherwise extend credit to the Company or any bankruptcy trustee secured by a senior Lien upon any or all of the

Security, whether created, acquired or arising prior to or after the commencement of any such proceeding, and the Trustee and the Holders shall be deemed to have consented to the Company's or any bankruptcy trustee's use of such portion of the Security if and to the extent consented to by the Lender. Nothing contained in this Article Ten, including this Section 10.10, shall prohibit the Holders or the Trustee from (i) seeking adequate protection solely in the form of a priority claim under Bankruptcy Law subordinate to any similar claim now or hereafter held by the Lender provided that such priority claim is subject to the terms of this Article Ten, (ii) objecting to the reasonableness of the terms of any proposed financing by the Lender to the Company after the commencement of any proceeding under Bankruptcy Law by or against the Company or
(iii) requesting a replacement lien subordinate to any lien now or hereafter held by the Lender provided that such replacement lien is subject to the provisions of this Article Ten. Any Lien at any time granted to or otherwise acquired by the Trustee in any of the Security, whether such Security is created, acquired or arises prior to or after the commencement of any such proceeding under Bankruptcy Law, shall be subject to all of the terms of this
Section 10.10 and shall be subordinate in priority to all Liens granted to or otherwise obtained by the Lender with respect to any such Security, including Liens granted to or conferred upon the Lender to secure financings in any such proceeding.

         (g) If the Lender consents to the sale of any or all of the Security during any proceeding under Bankruptcy Law (whether such sale is to be made pursuant to 11 U.S.C. Section 363, pursuant to a plan of reorganization or otherwise), then the Holders shall be deemed to have consented to any such sale and all of the terms applicable to thereto and the Trustee shall, if requested to do so by the Lender in connection with any such sale, promptly execute and deliver to the Lender a release of the Holders' Liens with respect to the Security to be sold. Notwithstanding the foregoing, the Trustee shall not be obligated to release or terminate its Lien on any proceeds of the sale, transfer or disposition of any Security to the extent that such proceeds are (i) not applied to the payment of the New Credit Facility in accordance with the terms of the New Credit Facility or (ii) in excess of the amount necessary to repay the New Credit Facility in full.

         (h) If in or as a result of any proceeding under Bankruptcy Law the Lender returns, refunds or repays to the Company or any trustee or committee appointed in such proceeding any payment or proceeds of any Security in connection with any action, suit or proceeding alleging that the Lender's receipt of such payment or proceeds was a transfer voidable under state or federal law, then the Lender shall not be deemed ever to have received such payment or proceeds for purposes of this Section 10.10 in determining whether and when the New Credit Facility has been paid in full.

         (i) The Trustee shall (1) upon the request of the Lender and whether or not an event of default exists under the New Credit Facility, release its Liens in any of the Security concurrently with the Lender's release of its Lien therein in connection with the Company's authorized disposition of such Security pursuant to the terms of the New Credit Facility and (2) if requested to do so by the Lender after and during the continuance of an event of default under the New Credit Facility, release its Liens in the Security in connection with and in order to facilitate any orderly liquidation sale of such Security by the Company or any bankruptcy trustee or receiver for the Company, and promptly upon the request of the Lender the Trustee shall execute and deliver such documents, instruments and agreements as are necessary to effectuate such release and to evidence such release in the appropriate public records. Notwithstanding the foregoing, the Trustee shall not be obligated to release or terminate its Lien on any proceeds of the sale, transfer or disposition of any Security to the extent that such proceeds are (i) not applied to the payment of the New Credit Facility in accordance with the terms of the New Credit Facility or (ii) in excess of the amount necessary to repay the New Credit Facility in full.

         (j) With respect to any insurance proceeds that may be received on the Security, the Lender shall have the sole and exclusive right, as against the Trustee, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of the Security. All proceeds of such insurance shall inure to the Lender. If such proceeds are applied to the New Credit Facility, any proceeds remaining after payment of the New Credit Facility and all expenses of collection, including reasonable attorney's costs, fees and expenses, shall be promptly remitted to the Trustee for payment of the Notes, or to the Company, as applicable.

         SECTION 10.11. Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of the New Credit Facility.
                         -----------------------------------------------

         No right of any present or future Lender to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

         Without in any way limiting the generality of the foregoing paragraph, the Lender may, at any time and from time to time, without the consent of or notice to the Trustee, without incurring responsibility to the Trustee or the Holders of the Notes and without impairing or releasing the subordination provided in this Article Ten or the obligations hereunder of the Holders of the Notes to the Lender, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, the New Credit Facility, or otherwise amend or supplement in any manner the New Credit Facility, or any instrument evidencing the same or any agreement under which the New Credit Facility is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing the New Credit Facility; PROVIDED, that the Lender shall promptly deliver to the Trustee (unless otherwise directed in writing by the Trustee or by a court of competent jurisdiction) any proceeds remaining from the sale transfer or other disposition of the Security after the payment in full of the New Credit Facility or, if the Lender shall still be in possession of all or part of the Security after such repayment, the Security or such part thereof remaining, without representation or warranty on the part of the Lender; (iii) add or release any Person liable in any manner for the payment or collection of the New Credit Facility; (iv) exercise or refrain from exercising any rights against the Company and any other Person; (v) waive any default or event of default under the New Credit Facility; and (vi) increase or decrease the amount of Indebtedness or the rate of interest or the amount of any other charges payable in connection with the New Credit Facility. The Company, Trustee, and the Holders each hereby waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Article Ten and any action brought therefore by the Lender. To the fullest extent permitted by applicable law, the Company, Trustee, and Holders each hereby further waives: (A) presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind in connection with all negotiable instruments evidencing all or any portion of the Indebtedness under the New Credit Facility; (B) the right to require the Lender to enforce any Lien that the Lender may now or hereafter have in any collateral given as security for the Indebtedness under the New Credit Facility or to pursue any claim it may have against any guarantor of the Indebtedness under the New Credit Facility, as a condition to the Lender's entitlement to receive any payment on account of the Indebtedness under the New Credit Facility; and (C) notice of any loans or other credit made available to the Company or Restricted Subsidiaries, extensions of time granted, amendments to the New Credit Facility or any instrument evidencing the same or any agreement under which the New Credit Facility is outstanding or other action taken in reliance on the provisions of this Article Ten.


         SECTION 10.12. Noteholders Authorize Trustee to Effectuate Subordination of Notes.
                         -------------------------------------------

         Each Holder of Notes by its acceptance of them authorizes and expressly directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate, as between the Lender and the Holders of Notes, the subordination provided in this Article Ten, and appoints the Trustee its attorney-in-fact for such purposes, including, (i) in the event of any dissolution, winding-up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and/or assets of the Company, the filing of a claim for the unpaid balance of its Notes and accrued interest in the form required in those proceedings and (ii) the execution of amendments to financing statements necessary to reflect of record the provisions of this Article Ten and the relative priorities set forth therein.

         If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the Lender or its representative are or is hereby authorized to have the right to file and are or is hereby authorized to file an appropriate claim for and on behalf of the Holders of said Notes. Nothing herein contained shall be deemed to authorize the Trustee or the Lender or its representative to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee or the Lender or its representative to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 10.13.  This Article Ten Not to Prevent Events of Default.
                         -------------------------------------------------

         The failure to make a payment on account of principal of or interest on the Notes by reason of any provision of this Article Ten will not be construed as preventing the occurrence of an Event of Default.

         SECTION 10.14.  Trustee's Compensation Not Prejudiced.
                         -------------------------------------

         Nothing in this Article Ten will apply to amounts due to the Trustee pursuant to other sections of this Indenture.

                                 ARTICLE ELEVEN

                                  MISCELLANEOUS
                                  -------------

         SECTION 11.01.  TIA Controls.
                         ------------

         If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control; provided, however, that this Section 11.01 shall not of itself require that this Indenture or the Trustee be qualified under the TIA or constitute any admission or acknowledgment by any party hereto that any such qualification is required prior to the time this Indenture and the Trustee are required by the TIA to be so qualified.

         SECTION 11.02.  Notices.
                         -------

         Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

         if to the Company:

         National Vision, Inc.
         296 Grayson Highway
         Lawrenceville, GA  30045-5737
         Facsimile No. (770) 822-2029

         Attention:  General Counsel

         with a copy to:

         Kilpatrick Stockton LLP
         Suite 2800, 1100 Peachtree Street
         Atlanta, GA  30309-4530
         Facsimile No. (404) 815-6555

         Attention:  David A. Stockton

         if to the Trustee:

         State Street Bank and Trust Company
         Goodwin Square
         225 Asylum Street, 23rd Floor
         Hartford, CT  06103
         Facsimile No.:  (860) 244-1897

         Attention:  Corporate Trust Division  National Vision, Inc. 12% Senior
                     Secured Notes due 2009

         The Company and the Trustee by written notice to the other may designate additional or different addresses for notices to such Person. Any notice or communication to the Company or the Trustee shall be deemed to have been given or made as of the date so delivered if hand delivered; when answered back, if telexed; when receipt is acknowledged, if faxed; one (1) Business Day after mailing by reputable overnight courier and five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

         Any notice or communication mailed to a Holder shall be mailed to him by first class mail or other equivalent means at his address as it appears on the registration books of the Registrar ten (10) days prior to such mailing and shall be sufficiently given to him if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         SECTION 11.03.  Communications by Holders
                         with Other Holders.
                         -------------------------

         Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and any other Person shall have the protection of TIA Section 312(c).


         SECTION 11.04   Certificate and Opinion as
                         to Conditions Precedent.
                         --------------------------

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

         (1) an Officers' Certificate, in form and substance satisfactory to the Trustee, stating that, in the opinion of the signers, all conditions precedent to be performed by the Company, if any, provided for in this Indenture relating to the proposed action have been complied with; and

         (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent to be performed by the Company, if any, provided for in this Indenture relating to the proposed action have been complied with (which counsel, as to factual matters, may rely on an Officers' Certificate).

         SECTION 11.05   Statements Required in
                         Certificate or Opinion.
                         -----------------------

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, other than the Officers' Certificate required by Section 4.06, shall include:

         (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (5) a statement that, in the opinion of such Person, he has made such examination or investigation as is reasonably necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (6) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with.

         SECTION 11.06.  Rules by Trustee, Paying
                         Agent, Registrar.
                         ------------------------

         The Trustee may make reasonable rules in accordance with the Trustee's customary practices for action by or at a meeting of Holders. The Paying Agent or Registrar may make reasonable rules for its functions.

         SECTION 11.07.  Legal Holidays.
                         --------------

         A "LEGAL HOLIDAY" used with respect to a particular place of payment is a Saturday, a Sunday or a day on which banking institutions in New York, New York or at such place of payment are not required to be open. If a payment date is a Legal Holiday at such place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

         SECTION 11.08.  Governing Law.
                         -------------

         THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW.

         SECTION 11.09.  No Adverse Interpretation
                         of Other Agreements.
                         --------------------

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         SECTION 11.10.  No Personal Liability.
                         ---------------------

         No director, officer, partner, member, employee, agent or stockholder, as such, of the Company shall have any liability for any obligations of the Company under the Notes, this Indenture or the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

         SECTION 11.11.  Successors.
                         ----------

         All agreements of the Company in this Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

         SECTION 11.12.  Duplicate Originals.
                         -------------------

         All parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

         SECTION 11.13.  Severability.
                         ------------

         In case any one or more of the provisions in this Indenture or in the Notes shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

         SECTION 11.14.  Independence of Covenants.
                         -------------------------

         All covenants and agreements in this Indenture and the Notes shall be given independent effect so that if any particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

                                   SIGNATURES


         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.


                                       NATIONAL VISION, INC.,
                                        as Issuer


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       STATE STREET BANK AND TRUST
                                       COMPANY, as Trustee

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT A


                                                             CUSIP No.:  [     ]


                             NATIONAL VISION, INC.

                        12% SENIOR SECURED NOTE DUE 2009


No. [   ]                                                       $_______________


         NATIONAL VISION, INC., a Georgia corporation (the "Company"), for value received promises to pay to ____________ or registered assigns the principal sum of _________________________ Dollars, as described in the Indenture, but not later than March 30, 2009.

         Interest Payment Dates: March 30 and September 30, commencing September 30, 2001.

         Record Dates:  March 15 and September 15

         Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place. The Notes under the Indenture are being issued pursuant to the Plan which provides among other things, that the Notes are being issued in exchange for and in satisfaction of certain claims against the Company. All terms used in these Notes which are defined in the Indenture have the meanings assigned to them in the Indenture.


         IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.



                                  NATIONAL VISION, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


Dated:  [         ]

                          CERTIFICATE OF AUTHENTICATION


         This is one of the 12% Senior Secured Notes due 2009 referred to in the within-mentioned Indenture.


                                       STATE STREET BANK AND TRUST
                                         COMPANY, as Trustee


                                       By:
                                           -------------------------------------
                                             Authorized Signatory

Date of Authentication:  [          ]

                              (REVERSE OF SECURITY)

                        12% Senior Secured Note due 2009



         1.  Interest.  NATIONAL  VISION, INC.  (f/k/a Vista Eyecare, Inc.), a
             --------
Georgia corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate per annum shown above. Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the Effective Date. The Company will pay interest semiannually in arrears on each Interest Payment Date, commencing September 30, 2001. Interest will be computed on the basis of a 360-day year of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed.

         The Company shall pay interest on overdue principal and on overdue installments of interest (without regard to any applicable grace periods), to the extent lawful, from time to time on demand at the rate borne by the Notes plus 2%.

         2.  Method of  Payment.  The  Company  shall pay  interest on the Notes
             ------------------
(except Default Interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Notes are cancelled on registration of transfer or registration of exchange after such Record Date. The Company will pay principal and accrued interest on the Notes to the persons who are registered holders of the Notes on March 30, 2009. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

         3.  Paying Agent and Registrar. Initially, State Street  Bank and Trust
             --------------------------
Company (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

         4. Indenture. The Company issued the Notes under an Indenture, dated as
            ---------
of ______ __, 2001 (the  "Indenture"),  among the Company and the Trustee.  This
Note is one of a duly authorized issue of Notes of the Company designated as its 12% Senior Secured Notes due 2009 (the "Notes"). The Notes are limited (except as otherwise provided in the Indenture) in aggregate principal amount to $120,000,000. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and said Act for a statement of them.

         Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time in accordance with its terms.

         5. Optional Redemption.  The Notes will be redeemable, at the Company's
            -------------------
option, in whole at any time or in part from time to time, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to 100% of the principal amount thereof, plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption. If the Company shall consummate an Equity Offering, the proceeds of such offering shall be used to (i) pay (subject to waiver by the Lender) amounts owing under the New Credit Facility and (ii) make principal payments (subject to waiver by the Holders of a majority in aggregate principal amount of the Notes) on the Notes. In order to effect the foregoing redemption with the proceeds of any Equity Offering, the Company shall make such redemption not more than 120 days after the consummation of any such Equity Offering.



         At any time, or from time to time, the Company may, at its option, redeem any portion of the aggregate principal amount of the Notes issued under the Indenture after the Effective Date, on one or more occasions with the net cash proceeds of one or more Equity Offerings at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date. In order to effect the foregoing redemption with the proceeds of any Equity Offering, the Company shall make such redemption not more than 120 days after the consummation of any such Equity Offering.

         6. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder's registered address. Notes in denominations larger than $1,000 may be redeemed in part.

         Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Company defaults in the payment of such redemption price plus accrued interest, if any, the Notes called for redemption will cease to bear interest from and after such Redemption Date and the only right of the Holders of such Notes will be to receive payment of the redemption price plus accrued interest, if any.

         7. Mandatory Redemption. The  Notes shall be redeemable, in whole or in
            --------------------
part, on each February 28 and August 31 (each such date, a "Mandatory Redemption Payment Date"), by payment of 100% of Excess Cash Flow in accordance with the provisions of Section 3.07. "Excess Cash Flow" shall mean Consolidated EBITDA for the fiscal six month period expiring on the last day of each December and June, respectively, prior to each Mandatory Redemption Payment Date (such last day, the "Balance Sheet Date", provided, however, that the initial "Balance Sheet Date" shall be designated as December 31, 2001 and the initial Mandatory Redemption Payment Date shall be February 28, 2002), plus (to the extent made, incurred or accrued during such six month period) decreases in Working Capital, but less (to the extent made, incurred or accrued during such six month period), without duplication, (i) the items described in clause (ii) of the definition of "Consolidated EBITDA" (exclusive of depreciation and amortization), (ii)
expenditures on capital assets, (iii) increases in Working Capital, (iv) payments or prepayments of principal and fees or other amounts under the New Credit Facility, (v) any optional redemption amount paid by the Company pursuant to Section 3.03 since the most recent Mandatory Redemption Payment Date, (vi) payments of Restructuring Expenses, and (vii) any payments made pursuant to
Section 4.14; provided, however, that any payment of Excess Cash Flow shall be reduced to the extent necessary so that, after giving effect to such payment, the amount of cash possessed by the Company as of each respective Balance Sheet Date is at least $3,000,000. Cash possessed by the Company is determined on a consolidated basis in accordance with GAAP. If, after any Mandatory Redemption Payment Date, it is determined, by audit or otherwise, to record adjustments to the Company's financial statements as of the related Balance Sheet Date (such adjustments, the "Financial Adjustments"), no adjustment shall be made to the related calculation of Excess Cash Flow, but the calculation of Excess Cash Flow next succeeding the recording of such Financial Adjustments shall be adjusted to give effect to such Financial Adjustments, with the effect that the dollar amount resulting from the calculation of Excess Cash Flow related to such Mandatory Redemption Payment Date plus the dollar amount of such succeeding calculation of Excess Cash Flow shall be equal to the aggregate dollar amount which would have been calculated if the applicable Financial Adjustments had been made as of the initial relevant Balance Sheet Date and not as of such succeeding Balance Sheet Date.

         8.  Subordination.  The Notes are subordinated in right of payment,  in
             -------------
the manner and to the extent set forth in the Indenture, to the prior payment in full in cash or Cash Equivalents of the New Credit Facility of the Company. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purposes.

         9. Notes Secured. The Holder of this Note is entitled to the benefit of
            -------------
Liens on the Security provided by the Company pursuant to the Indenture, subject to the priorities, limitations and provisions set forth therein. For as long as all or any portion of the Indebtedness under the New Credit Facility remains outstanding, unpaid or unsatisfied and the commitment to the Lender thereunder has not been terminated, the Trustee, and by accepting a Note, each Holder, acknowledge and agree that (i) the security interest granted to the Trustee for the benefit of the Holders in the Security shall, irrespective of the time of perfection or creation of any security interests or other Liens in the Security on behalf of the Lender under the New Credit Facility or the Trustee, be junior and subordinates to the interests of such Lender and (ii) to refrain from taking any action to foreclose upon, take possession of, liquidate or otherwise proceed against the Security. The Notes are issued pursuant to the Indenture and are secured by the specified tangible and intangible assets constituting the Security to the extent provided in the Indenture.

         10. Offer to Purchase. Section  4.14  of  the  Indenture provides that,
             -----------------
upon the occurrence of a Change of Control , and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

         11.  Registration Rights.  Pursuant to a Registration Rights Agreement
              -------------------
among the Company and certain Holders, the Company will be obligated to consummate a registration for resale of such Notes.

         12.  Denominations;  Transfer;  Exchange.  The Notes are in  registered
              -----------------------------------
form, without coupons, and in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

         13.  Persons Deemed Owners.  The  registered Holder of a Note  shall be
              ---------------------
treated as the owner of it for all purposes.

         14.  Unclaimed Money. If money for the payment of principal or interest
              ---------------
remains unclaimed for one year, the Trustee and the Paying Agent will pay the money back to the Company. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

         15.  Discharge  Prior to Redemption or Maturity.  If the Company at any
              ------------------------------------------
time deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Notes (including certain covenants and including, under certain circumstances, its obligation to pay the principal of and interest on the Notes but without affecting the rights of the Holders to receive such amounts from such deposits).

         16. Amendment;  Supplement;  Waiver.  Subject to certain exceptions set
             -------------------------------
forth in the Indenture, the Indenture or the Notes may be amended or supplemented with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding, and any past Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, comply with any requirements of the Commission in order to effect or maintain the qualification of the Indenture under the TIA or comply with Article Five of the Indenture or make any other change that does not adversely affect the rights of any Holder of a Note.

         17. Restrictive Covenants. The Indenture imposes certain limitations on
             ---------------------
the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness, pay dividends or make certain other Restricted Payments, consummate certain Asset Sales, enter into certain transactions with Affiliates, incur liens, impose restrictions on the ability of a Subsidiary to pay dividends or make certain payments to the Company and its Subsidiaries, merge or consolidate with any other Person or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the assets of the Company. Such limitations are subject to a number of important qualifications and exceptions. Pursuant to Section 4.06 of the Indenture, the Company must annually report to the Trustee on compliance with such limitations.

         18.  Successors.  When a successor assumes, in accordance with the
              ----------
Indenture, all the obligations of its predecessor under the Notes and the Indenture, the predecessor, subject to certain exceptions, will be released from those obligations.

         19.  Defaults  and  Remedies.  If an Event  of  Default  occurs  and is
              -----------------------
continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest when due, for any reason or a Default in compliance with Article Five of the Indenture) if it determines that withholding notice is in their interest.

         20. Trustee Dealings with the Company and Its Subsidiaries. The Trustee
             ------------------------------------------------------
under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

         21.  No  Recourse  Against  Others.  No  partner,  director,   officer,
              -----------------------------
employee, member or stockholder, as such, of the Company shall have any liability for any obligation of the Company under the Notes, the Indenture or the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

         22.  Authentication.  This Note shall not be valid until the Trustee or
              --------------
Authenticating Agent manually signs the certificate of authentication on this Note.

         23. Governing Law. This Note and the Indenture shall be governed by and
             -------------
construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflict of laws. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Note.

         24.  Abbreviations  and Defined Terms.  Customary  abbreviations may be
              --------------------------------
used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         25. CUSIP  Numbers.  Pursuant to a  recommendation  promulgated  by the
             --------------
Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

         The Company will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture, which has the text of this Note. Requests may be made to: [National Vision, Inc.], 296 Grayson Highway, Lawrenceville, GA 30045-5737, Attention: General Counsel.

                                 ASSIGNMENT FORM



         If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:


         I or we assign and transfer this Note to:

-------------------------------------------------------------

-------------------------------------------------------------

-------------------------------------------------------------
(Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ________________________, agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.


Dated:                Signed:
       -------------          ------------------------------------
                              (Sign exactly as your name appears
                              on the other side of this Note)



Signature Guarantee:
                     -------------------------------------------------------

                      [OPTION OF HOLDER TO ELECT PURCHASE]



         If you want to elect to have this Note purchased by the Company pursuant to Section 4.14 of the Indenture, check the box:


                      [ ]

         If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.14 of the Indenture, state the amount you elect to have purchased:

$
 -------------------

Dated:
       ________________  ______________________________________________
                          NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever and be guaranteed.



Signature Guarantee:  ________________________________________




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